Material accounting policy information	12 Months Ended
Dec. 31, 2023
Statement [LineItems]
Material accounting policy information
2 Material accounting policy information
2.1 Basis of presentation
The consolidated financial statements have been prepared in accordance with International Financial Reporting Standards (IFRS) as issued by the IASB and with Part 9 of Book 2 of the Dutch Civil Code.
Additional disclosures have been included in the consolidated financial statements in relation to the initial adoption of IFRS 9 and IFRS 17, that became effective on January 1, 2023.
The consolidated financial statements have been prepared in accordance with historical cost convention as modified by the revaluation of investment properties and those financial instruments (including derivatives) and financial liabilities that have been measured at fair value, except for the following items, which are measured on an alternative basis at each reporting date:

Item	Measurement basis
Insurance and reinsurance contracts	Fulfilment cash flows plus the CSM

Net defined benefit liability / (asset)	Fair value of plan assets less the present value of the defined benefit obligations

Other impaired non-financial assets	Higher of fair value less costs of disposal and value in use

Financial instruments held to collect financial cash flows	Amortized cost
The consolidated financial statements are presented in euros and all values are rounded to the nearest million unless otherwise stated. The consequence is that the rounded amounts may not add up to the rounded total in all cases. All ratios and variances are calculated using the underlying amount rather than the rounded amount. The preparation of financial statements in conformity with IFRS requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities from the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: insurance and reinsurance contracts as stated in the table above, fair value of certain invested assets and derivatives, purchased intangible assets, goodwill, pension plans, income taxes and the potential effects of resolving litigation matters. Aegon does not use the optional exemption provided under IFRS to group together specific insurance contracts that were issued more than 12 months apart.
The consolidated financial statements of Aegon Ltd. were approved by the Board on April 3, 2024. The financial statements will be presented to the Annual General Meeting of Shareholders on April 4, 2024. In accordance with Bermuda law, the annual accounts are not adopted by the General Meeting however pursuant to our
Bye-Laws
are discussed with the General Meeting each Annual General Meeting.
A reconcilliation between IFRS and
EU-IFRS
is included in the table below.

	Shareholders’ equity		Net result
	2023	2022	2023	2022

In accordance with IFRS	7,475	8,815	(199)	(540)

Adjustment of EU ‘IAS 39’ carve-out	-	-	-	(450)

Tax effect of the adjustment	-	-	-	-

Effect of the adjustment after tax	-	-	-	(450)

In accordance with EU-IFRS	7,475	8,815	(199)	(990)
2.1.1 Adoption of new IFRS accounting standards and amendments effective in 2023
The accounting policies and methods of computation applied in the consolidated financial statements are the same as those applied in the 2022 consolidated financial statements, except for the following IFRS standards and amendments that became effective for Aegon from January 1, 2023:

∎	IFRS 17 Insurance contracts

∎	Initial Application of IFRS 17 and IFRS 9 – Comparative information (Amendments to IFRS 17)

∎	IFRS 9 Financial instruments

∎	Prepayment Features with Negative Compensation (Amendments to IFRS 9)

∎	Disclosure of Accounting Policies (Amendments to IAS 1 and IFRS Practice Statement 2)

∎	Definition of Accounting Estimates (Amendments to IAS 8)

∎	Deferred tax related to Assets and Liabilities arising from a Single Transaction (Amendments to IAS 12)
The amendments to IAS 12 have been introduced in response to the OECD’s Base Erosion and Profit Shifting (BEPS) Pillar Two rules and include:

∎	A mandatory temporary exception to the recognition and disclosure of deferred taxes arising from the jurisdictional implementation of the Pillar Two model rules; and

∎	Disclosure requirements for affected entities to help users of the financial statements better understand an entity’s exposure to Pillar Two income taxes arising from that legislation, particularly before its effective date. The mandatory temporary exception – the use of which is required to be disclosed – applies immediately.
The remaining disclosure requirements apply for annual reporting periods beginning on or after 1 January 2023, but not for any interim periods ending on or before 31 December 2023.
Aegon is within the scope of the OECD Pillar Two model rules. Pillar Two legislation was enacted in the Netherlands, the jurisdiction in which Aegon Ltd. as Ultimate Parent Entity is tax resident, and will come into effect from 31 December 2023.

Aegon has applied the mandatory exception to recognizing and disclosing information about deferred tax assets and liabilities related to Pillar Two income taxes, as provided in the amendments to IAS 12 issued in May 2023. Based on performed analysis, applying both the temporary safe harbors and detailed calculations, Aegon has determined that the impact, if any, of Pillar Two is currently expected to be non-material.
Therefore, the consolidated financial statements do not include information required by paragraphs
88A-88D
of IAS 12.
The adoption of IFRS 17 and IFRS 9, which replaced IFRS 4 and IAS 39 respectively, have had a significant impact on the financial position of Aegon and the consolidated financial statements. Based on the amendment to IFRS 17, Aegon has decided to apply the overlay approach upon initial application of IFRS 9 and IFRS 17. This has allowed it to restate the 2022 comparative period for both new standards.
IFRS 9 also significantly amended the credit risk disclosures required by IFRS 7 “Financial Instruments: Disclosures”. The consequential amendments to IFRS 7 disclosures have also been applied to the comparative period.
The impact of the adoption of the amendments to other standards, listed above, was immaterial.
2.1.2 Effects of initial adoption of IFRS 9 and IFRS 17
The effects of adopting IFRS 9 and IFRS 17 on the consolidated financial statements on January 1, 2022 are presented in the statement of changes in equity. The adjustments made to the statement of financial position on transition date of January 1, 2022, and on initial application date January 1, 2023 of IFRS 9 and IFRS 17 are presented below.
The transition to IFRS 9 and IFRS 17 changes Aegon’s balance sheet significantly. The main changes are:

∎	Deferred policy acquisition cost (DPAC) and Value of Business Acquired (VOBA) are no longer recognized as separate assets;

∎	Residential mortgages related to the insurance entities in the Netherlands are measured at fair value through P&L instead of at amortized cost;

∎	Insurance liabilities are measured at fulfillment value which represents the present value of future cashflow to fulfil insurance contracts, including a risk adjustment for non-financial
risk. Interest rate movements impacting the fulfillment value flow through P&L or OCI, depending on the accounting policy choice. Aegon Americas applies the OCI option for certain groups of contracts, whereas Aegon UK applies the P&L option. These choices are aligned with the measurement of the related assets to ensure an accounting match for market movements on assets and liabilities; and

∎	On top of the fulfillment value, a contractual service margin (CSM), reflecting unearned profits, is added to the insurance liabilities.

Opening balance sheet reconciliation	December 31, 2022	Adoption of IFRS 9 and IFRS 17	January 1, 2023

Cash and cash equivalents	3,407	(5)	3,402

Assets held for sale	89,752	(1,088)	88,664

Investments	76,825	177,934	254,759

Investments for account of policyholders	180,006	(180,006)	-

Derivatives	2,760	11	2,771

Investments in joint ventures	1,443	(13)	1,430

Investments in associates	165	-	165

Reinsurance contract assets	21,184	(4,245)	16,939

Insurance contract assets	-	36	36

Deferred tax assets	1,827	606	2,433

Deferred expenses	12,886	(12,434)	452

Other assets and receivables	10,291	(1,051)	9,240

Intangible assets	1,240	(820)	420

Total assets	401,786	(21,075)	380,711

Shareholders’ equity	12,071	(3,256)	8,815

Other equity instruments	1,943	-	1,943

Issued capital and reserves attributable to owners of Aegon Ltd.	14,014	(3,256)	10,758

Non-controlling interests	176	-	176

Group equity	14,190	(3,255)	10,935

Subordinated borrowings	2,295	-	2,295

Trust pass-through securities	118	-	118

Reinsurance contract liabilities	-	270	270

Insurance contracts for account of policyholders	100,409	(100,409)	-

Insurance contract liabilities	87,309	88,811	176,120

Investments contracts	10,658	(10,658)	-

Investment contracts for account of policyholders	80,555	(80,555)	-

Investment contract liabilities with discretionary participating features	-	21,055	21,055

Investment contracts without discretionary participating features	-	65,227	65,227

Derivatives	6,094	(919)	5,175

Borrowings	4,051	-	4,051

Liabilities held for sale / disposal groups	84,339	(156)	84,183

Other liabilities	11,766	(483)	11,283

Total liabilities	387,596	(17,819)	369,777

Total equity and liabilities	401,786	(21,076)	380,711
Due to these transition adjustments and the different measurement of insurance contracts and financial instruments during 2022, total assets from January 1, 2023, were lower by EUR 21,075 million, total liabilities were lower by 17,819 million and shareholders’ equity was lower by EUR 3,255 million than the amounts presented in the last annual financial statements for December 31, 2022.
On implementation of IFRS 9 and IFRS 17 the comparative balance of shareholders’ equity is restated due to the combination of opening balance sheet adjustments (decrease of EUR 12,795 million) of the transition date, and the cumulative differences in equity movements of 2022 arising from the application of IFRS 9 and 17 in the amount of EUR 9,540 million increase, of which 8,222 million is an adjustment to the change in the revaluation reserve. The remaining impact of EUR 1,318 million is largely attributable to the changes in CSM balance and different measurement of insurance liabilities.
The decrease of EUR 12,434 million on Deferred expenses from January 1, 2023 (2022: EUR 10,076 million decrease) attributable to the elimination of deferred acquisition costs, which are no longer recognized under IFRS 17 as separate assets, but form part of the fulfillment cash-flows used in the measurement of insurance contracts.
The change in the measurement basis of insurance contracts (as described under note 2.1.3) resulted in a decrease of EUR 11,598 million in the carrying amount of insurance liabilities (Insurance contract liabilities and Insurance contracts for account of policyholders combined) from January 1, 2023 (2022: EUR 16,321 million increase), and also impacted reinsurance assets resulting in a lower carrying amount by EUR 4,245 million (2022: EUR 330 million increase) and investment contracts, which decreased by EUR 4,931 (2022: EUR 6,602 million decrease).
The impacts of transition from IAS 39 to IFRS 9 on the carrying amounts of financial instruments including investments, derivative assets and liabilities, investment contracts without discretionary participating features, other financial assets and liabilities are detailed in note 2.1.4.
The carrying amount of assets held for sale on January 1, 2023 was lower by EUR 1,088 million compared to the balance presented in the latest annual financial statements of December 31, 2022. Regarding liabilities held for sale, the carrying amount on January 1, 2023 was lower by EUR 156 million compared to the figures previously reported. Note 45 includes details on the impacts of IFRS 9 and 17 on the measurement of the disposal group.
The book value of intangible assets decreased by EUR 820 million from January 1, 2023 (2022: EUR 748 million) due to the derecognition of value of business acquired on transition, as it will not be recognized as a separate asset under IFRS 17.

Opening balance sheet reconciliation	December 31, 2021	Adoption of IFRS 9 and IFRS 17	January 1, 2022

Cash and cash equivalents	6,889	(28)	6,861

Investments	157,831	251,614	409,444

Investments for account of policyholders	250,953	(250,953)	-

Derivatives	8,827	16	8,843

Investments in joint ventures	1,743	(28)	1,715

Investments in associates	1,289	-	1,289

Reinsurance contract assets	20,992	330	21,322

Insurance contract assets	-	110	110

Deferred tax assets	131	2,033	2,164

Deferred expenses	10,503	(10,076)	428

Other assets and receivables	7,761	(963)	6,798

Intangible assets	1,333	(748)	585

Total assets	468,252	(8,693)	459,560

Shareholders’ equity	23,813	(12,795)	11,018

Other equity instruments	2,363	-	2,363

Issued capital and reserves attributable to owners of Aegon Ltd.	26,176	(12,795)	13,381

Non-controlling interests	196	-	196

Group equity	26,372	(12,795)	13,577

Subordinated borrowings	2,194	-	2,194

Trust pass-through securities	126	-	126

Reinsurance contract liabilities	-	471	471

Insurance contracts for account of policyholders	149,323	(149,323)	-

Insurance contract liabilities	124,422	165,644	290,066

Investments contracts	21,767	(21,767)	-

Investment contracts for account of policyholders	104,592	(104,592)	-

Investment contract liabilities with discretionary participating features	-	27,392	27,392

Investment contracts without discretionary participating features	-	92,364	92,364

Derivatives	10,639	(3,501)	7,138

Borrowings	9,661	-	9,661

Other liabilities	19,158	(2,586)	16,572

Total liabilities	441,881	4,102	445,983

Total equity and liabilities	468,252	(8,693)	459,560
As the result of restatement of the opening balance sheet on transition date January 1, 2022 the carrying amount of total assets decreased by EUR 8,693 million while total liabilities increased by EUR 4,102 million and as such shareholders’ equity decreased by EUR 12,795 million. The main component of this change was the net decrease of other comprehensive income by EUR 9,022 million due to the establishment of a revaluation reserve for interest rate movements on insurance liabilities under IFRS 17, and the reclassification of revaluation reserves on financial assets from other comprehensive income to retained earnings. The total decrease of retained earnings in amount of EUR 3,707 million also includes the establishment of CSM on insurance contracts, partly offset by other remeasurements arising from lower fulfillment cashflows under IFRS 17 compared to IFRS 4.
The impact of restated adjustments due to the adoption of IFRS 9 and IFRS 17 on earnings per share is reflected in the table below.

Impact of adoption of new accounting standards on the consolidated income statement	YE 2022 (as previously reported)	Adoption of IFRS 9 and IFRS 17	YE 2022 (restated)

Earnings per share (EUR per share)

Basic earnings per common share	(0.73)	0.43	(0.30)

Basic earnings per common share B	(0.02)	0.01	(0.01)

Diluted earnings per common share	(0.73)	0.43	(0.30)

Diluted earnings per common share B	(0.02)	0.01	(0.01)

Earnings per common share calculation

Net result / (loss) attributable to owners	(1,433)	864	(569)

Coupons on perpetual securities	(36)	-	(36)

Net result / (loss) attributable to owners for basic earnings per share calculation	(1,469)	864	(605)

Weighted average number of common shares outstanding (in million)	2,010	-	2,010

Weighted average number of common shares B outstanding (in million)	536	-	536
2.1.3 IFRS 17 Insurance Contracts
Aegon has adopted IFRS 17 – Insurance Contracts, including any consequential amendments to other standards, with a date of initial application of January 1, 2023 and a transition date of January 1, 2022.
Aegon does not use the optional exemption provided under IFRS to group together specific insurance contracts that were issued more than 12 months apart.
a) Changes compared to previous accounting policies
Under IFRS 4, Aegon largely continued to report under the accounting policies that were applied prior to the adoption of IFRS. This meant that, in general, the Group applied non-uniform
accounting policies for insurance assets and liabilities as allowed under Dutch Accounting Policies. Specific measurement methodologies differed between Aegon’s operations, reflecting local regulatory requirements and local practices for specific product features. Under IFRS 17, consistent accounting policies are applied to all insurance contracts and investment contracts with discretionary participation features, regardless of the jurisdiction in which the contracts have been issued.
Under Aegon’s previous accounting policies, some minimum guarantees were separated from the host insurance contracts and classified as derivatives. The Group also elected to apply the accounting option under IFRS 4 to measure certain closely related minimum guarantees at fair value. Under IFRS 17, Aegon has not identified any embedded derivatives that require separation. All minimum guarantees are measured together with the host contract, in accordance with the requirements of IFRS 17.
Policy loans, value of business acquired, and insurance payables and receivables, which were previously accounted for as separate assets, are now included in the measurement of the insurance liabilities.
Measurement
IFRS 17 establishes principles for the accounting for insurance contracts, reinsurance contracts, and investment contracts with discretionary participation features. It introduces a model that measures groups of contracts based on Aegon’s estimate of the present value of the future cash flows that will arise as these contracts are fulfilled, and which includes an explicit risk adjustment for non-financial
risk and a contractual service margin (CSM) reflecting unearned profits. Contrary to previous accounting, IFRS 17 requires estimates to be current, unbiased and probability-weighted, incorporating all available information in a way that is consistent with observable market data.
IFRS 17 prescribes modifications to the general measurement model for contracts with direct participating features (the “variable fee approach”) and for reinsurance contracts held. The standard also provides an option to simplify the measurement of certain short-term contracts (the “premium allocation approach”), which is primarily applied by Aegon to non-life
insurance

contracts and related reinsurance contracts held. The measurement of these contracts is similar to the previous treatment under IFRS 4, albeit that when measuring liabilities for incurred claims, Aegon now discounts cash flows expected to occur more than one year after the claim’s date and includes an explicit risk adjustment for non-financial
risk.
Acquisition costs
Previously, under IFRS 4, all acquisition costs were recognized and presented as separate assets (Deferred Policy Acquisition Costs or “DPAC”) until these costs were included in profit or loss. Under IFRS 17, only insurance acquisition cash flows that arise before the recognition of the related insurance contracts are included within the insurance liability as a separate asset. These assets, which are subject to recoverability testing, are derecognized and included in the carrying amount of the related portfolio of contracts on initial recognition.
For some (but not all) groups of contracts for which the premium allocation approach is applied, Aegon has opted to expense acquisition costs when incurred.
Aegon allocates acquisition costs to either product or business lines (where applicable) based on a study, a series of studies or a thoroughly defined rational for their allocation methodologies.
Revenue and expenses
Under IFRS 4, the revenues reported in the income statement included gross insurance premiums when due, or for products where deposit accounting was required, surrender fees and other charges. Under IFRS 17, the insurance revenue in each reporting period reflects the consideration to which Aegon expects to be entitled in exchange for the services provided in that period.
The actual claims and expenses incurred in providing the service are presented in the income statement as insurance service expenses.
Insurance finance income and expenses, disaggregated between profit or loss and other comprehensive income (OCI) for certain groups of contracts, are now presented separately from insurance revenue and insurance service expenses.
Income and expenses from reinsurance contracts, other than insurance finance expenses, are presented as a single net amount in the income statement. Previously, amounts recovered from reinsurers and reinsurance expenses were presented separately.
b) Transition
Changes in accounting policies resulting from the adoption of IFRS 17 were applied retrospectively, to the extent practicable. Aegon considered the full retrospective approach to be impracticable when its application required hindsight, for example in setting historical assumptions, or if the required historical input data could not be made available within reasonable efforts. The latter was, for example, concluded when information was no longer available electronically and incorporating it into the IFRS 17 reporting process was expected to cause high costs and efforts.
If the retrospective application of IFRS 17 to a group of contracts was impracticable, either the modified retrospective approach or the fair value approach was applied. The modified retrospective approach may only be applied if there is reasonable and supportable information available to do so. For groups of contracts that in principle were eligible for both the modified retrospective and the fair value approach, the most appropriate transition method was elected based on a mix of operational and financial considerations.
Notwithstanding the foregoing, Aegon applied the fair value approach to some groups of contracts with direct participating features, to which it could have applied IFRS 17 fully retrospectively. These were groups of contracts for which Aegon had mitigated financial risk prior to transition using derivatives, other financial instruments classified as fair value through profit or loss, and reinsurance contracts, and to which risk mitigation has been applied prospectively from the transition date.
Fair Value Approach
Under the fair value approach, the carrying amount of a group of insurance contracts at transition is determined in accordance with IFRS 13 Fair Value Measurement but with the exclusion of the guidance on demand features. The difference between the fair value and the fulfillment cash flows at the transaction date is recognized as contractual service margin.

In estimating the fair value of insurance contracts for the transition to IFRS 17, Aegon applied a methodology whereby the estimated future cash flows were adjusted for known differences between the IFRS 17 and market valuation methodologies (such as the inclusion of investment expenses for all product types) and the risk adjustment was recalculated at a higher confidence level to reflect the additional compensation that a market participant would require for financial risk and the remaining contractual services that need to be provided. Where possible, the results were compared to market-observable transactions, such as recent reinsurance transactions entered into by Aegon and sales transactions of insurance portfolios and businesses.
For contracts that transitioned to IFRS 17 under the fair value approach, the following assessments were generally performed at original contract inception date, with a limited number of products being assessed at the transition date:

∎	Assessment whether an insurance contract met the definition of an insurance contract with direct participating features;

∎	Assessment whether an investment contract met the definition of an investment contract with discretionary participating features; and

∎	Identification of discretionary cash flows for insurance contracts without direct participating features.
The grouping of contracts to which the fair value approach is applied has been performed at the transition date. The contracts were grouped together in portfolios in accordance with IFRS 9 and IFRS 17 (as per January 1, 2023). None of the contracts were identified as being onerous at transition. The identified groups of contracts were not further segmented into cohorts based on issue date.
The discount rates at which interest is accrued to the contractual service margin and at which changes in non-financial
assumptions are recognized for groups of contracts without direct participating features have also been set at the transition date.
Modified Retrospective Approach
The objective of a modified retrospective approach is to reach the closest outcome to the full retrospective approach using reasonable and supportable information that can be obtained without undue cost or effort. Aegon applied the modified retrospective approach to groups of contracts for which the fair value approach was not the preferred transition approach, by working back from the transition date to the date on initial recognition to gather the necessary information. Only where the information could not be made available without undue effort were modifications applied as allowed under IFRS 17.
For all contracts that transitioned to IFRS 17 under the modified retrospective approach, sufficient information was available to perform the contract classifications at the original contract inception date.
The grouping of contracts was performed at the original contract inception date, or if there was a lack of reasonable and supportable information, at the transition date. Contracts were grouped into cohorts not exceeding 12 months.
None of the contracts to which the modified retrospective approach was applied were identified as being onerous at initial inception.
Modifications applied to contracts without direct participating features
To determine the contractual service margin at transition for groups of contracts without direct participating features, Aegon first estimated the contractual service margin at the original inception date. The contractual service margin at inception was then rolled forward to the transition date by deducting the estimated amount that would have been released for services provided prior to transition.
In order to attribute past calendar-year cash flows (including acquisition cash flows) to issue year cohorts, appropriate allocation keys were set by cash flow type based on the information available. Examples include accumulated premiums in force and (first year) account values.
The calculation of the fulfillment cash flows at inception and the subsequent accretion of interest to the contractual service margin of a group of contracts required the use of historical discount rates. In principle, Aegon determines IFRS 17 discount rates using a hybrid approach based on risk-free rates plus an illiquidity premium based on expected asset returns. Where the necessary asset portfolio data was not or no longer available, an appropriate observable yield curve plus a spread adjustment was applied to approximate historical discount rates. For cohorts that exceed 12 months, weighted-average historical discount rates were applied. The weighting was based on sales volumes, or where not available, on the expected coverage units at inception.

The modified retrospective calculations were based on the assumption that Aegon had not previously prepared interim financial statements, unless sufficient information existed to roll the contractual service margin forward with Aegon’s historical reporting frequency.
Modifications applied to contracts with direct participating features
To determine the contractual service margin at transition for a group of insurance contracts with direct participating features, Aegon first estimated the total contractual service margin for all services to be provided for that group of contracts. It then deducted the estimated amount that would have been released for services provided prior to the transition date.
The total contractual service margin for all services to be provided was estimated by taking the fair value of the underlying items at the transition date minus the fulfillment cash flows at that date and adjusting it for:

∎	Amounts charged to policyholders prior to the transition date;

∎	Excess claims and expenses paid in this period, including acquisition costs; and

∎	The estimated change in the risk adjustment for non-financial risk caused by the release of risk before the transition date.
Calendar year cash flows were attributed to issue years using allocation keys that were appropriate for the cash flow types, based on available information (for example, account value, and for excess claims paid, the net amount at risk). In estimating the change in the risk adjustment for non-financial
risk prior to the transition date, the projected risk adjustment pattern for newly issued cohorts of similar products were deemed an appropriate proxy for previous years.
The amount released for services provided prior to transition was determined by multiplying the adjusted total contractual service margin by the ratio of the coverage units served prior to transition and the total coverage units expected to be provided over the lifetime of the group of contracts.
Other Comprehensive Income
Under IFRS 17, Aegon has elected to disaggregate the insurance finance income or expenses between profit or loss and OCI for certain groups of contracts without direct participating features that are issued in the Americas and Asia. The balance recognized in OCI has been determined retrospectively where possible, or alternatively, has been set to nil at the transition date. The latter applies, for example, to the fixed deferred annuities, indexed universal life and other life insurance products with indirect participating features issued in the Americas.
Aegon also no longer applies shadow accounting which, ignoring the impact of any reclassifications of investments discussed below, has had a positive impact on the carrying amount of revaluation reserves presented in OCI.
2.1.4 IFRS 9 Financial instruments
Aegon has adopted IFRS 9 as issued by the IASB in July 2014, with a date of initial application of January 1, 2023 and a transition date of January 1, 2022. Aegon did not early adopt IFRS 9 in previous periods.
a) Changes compared to previous accounting policies
The adoption of IFRS 9 resulted in changes in Aegon’s accounting policies for recognition, classification and measurement of financial assets and financial liabilities, impairment of financial assets and hedge accounting.
Classification and Measurement
Under IAS 39, financial assets were classified as
“Available-For-Sale”
(AFS), “Loans and Receivables” (L&R) or as held at “Fair Value Through Profit or Loss” (FVPL). The following financial assets were measured at FVPL: financial assets held for trading, financial assets managed on a fair value basis and financial assets containing an embedded derivative that is not closely related and that cannot be reliably bifurcated. In addition, in certain instances Aegon designated financial assets to this category when by doing so a potential accounting mismatch in the financial statements is eliminated or significantly reduced.
Under IFRS 9, classification and measurement differ for debt instruments and equity instruments.
Debt instruments are those instruments that meet the definition of a financial liability from the issuer’s perspective, such as mortgage loans, private loans, and government and corporate bonds. Aegon classifies its debt instruments into one of the following three IFRS 9 measurement categories, based on its business model for managing the asset, the asset’s cash flow characteristics, and Aegon’s intent to designate the asset at FVPL to eliminate or significantly reduce an accounting mismatch or recognition inconsistency:

∎	Amortized cost (“AC”): Assets that are held for collection of contractual cash flows where those cash flows represent solely payments of principal and interest (“SPPI”), and that are not designated at FVPL, are measured at amortized cost. The carrying amount of these assets is adjusted by any Expected Credit Loss (“ECL”) allowance recognized.

∎	Fair value through other comprehensive income (“FVOCI”): Financial assets that are held for collection of contractual cash flows and for selling the assets, where the assets’ cash flows represent solely payments of principal and interest, and that are not designated at FVPL, are measured at FVOCI.

∎	Fair value through profit or loss (“FVPL”): Assets that do not meet the criteria for amortized cost or FVOCI are measured mandatorily at fair value through profit or loss.
Equity instruments are instruments that meet the definition of equity from the issuer’s perspective, such as basic ordinary shares. On initial recognition, IFRS 9 allows Aegon to make an irrevocable election to present changes in the fair value of equity investment in OCI or profit or loss. In both cases, the equity instruments are not subject to impairment under Expected Credit Loss model.
Financial liabilities are to be classified as subsequently measured at amortized cost, except financial liabilities measured at fair value through profit or loss, financial liabilities arising from the transfer of financial assets which did not qualify for derecognition, and financial guarantee contracts and loan commitments.
Impairment allowance
The IAS 39 impairment methodology was based on an “incurred loss” model, which means that an allowance was determined when an instrument was deemed credit impaired. The allowance for instruments that are credit impaired will generally align with the Stage 3 category of IFRS 9. However, within the expected loss framework of IFRS 9 the entire portfolio of financial instruments will be assigned an impairment allowance through the additions of the
12-month
ECL category (stage 1) and the Lifetime ECL
Non-credit-impaired
(Stage 2), generally leading to increases in the overall allowances.
Hedge accounting
Aegon has elected to adopt the new hedge accounting model in IFRS 9. This requires the Group to ensure that hedging relationships are aligned with its risk management objectives and strategy and to apply a more qualitative and forward-looking approach to assessing hedge effectiveness.
Aegon has elected to continue to apply hedge accounting requirements for macro fair value hedges of IAS 39 on adoption of IFRS 9. As such, fair value hedge accounting for portfolio hedges of interest rate risk (macro hedging) under the EU “carve out” of IFRS is applied.
b) IFRS 9 Transition
Any adjustments to the carrying amounts of financial assets and liabilities at the date of transition were recognized in the opening retained earnings and other reserves of the initial recognition period, January 1, 2022.

Classification and Measurement
On transition to IFRS 9, Aegon performed a detailed analysis of its business models for managing financial assets and analysis of their cash flow characteristics. Furthermore some AC and FVOCI financial assets have been designated as FVPL to reduce the accounting mismatch between assets and liabilities.
The transition to IFRS 9 impacted the classification and measurement of financial assets.
The measurement category and the carrying amount of financial assets and liabilities in accordance with IAS 39 and IFRS 9 at January 1, 2022 and January 1, 2023 are detailed in the table below by type of instrument, together with a reconciliation of the carrying amounts of financial instruments, from their previous measurement category in accordance with IAS 39 to their new measurement categories upon transition:

Reconciliation of financial instruments, January 1, 2023	IAS 39 category	IAS 39 amount	Reclassifi- cation	Remea- surement - ECL	Remea- surement - Other	IFRS 9 category 3)	IFRS 9 amount

Financial assets

Shares	FVPL	15,698	(193)	-	-	FVPL (d)	15,505

Shares	AFS		348	-	-	FVPL (m)	348

Shares		195	(186)	-	-	FVOCI (d)	10

Debt securities	AFS	53,093	(1,486)	-	-	FVOCI	51,607

Debt securities	FVPL	6,248	(5,449)	-	-	FVPL (m)	799

Debt securities			6,935	-	-	FVPL (d)	6,935

Money market and other short-term investments	AFS	5,514	(2,938)	-	-	FVOCI	2,576

Money market and other short-term investments	FVPL	1,362	1,514	-	-	FVPL (m)	2,876

Money market and other short-term investments			1,429	-	-	FVPL (d)	1,429

Loans	L&R	12,511	(2,095)	(12)	4	AC	10,408

Deposits with financial institutions	L&R	45	-	-	-	AC	45

Deposits with financial institutions	FVPL	2,360	-	-	-	FVPL (d)	2,360

Unconsolidated investment funds	FVPL	154,741	-	-	-	FVPL (d)	154,741

Other investments	FVPL	3,722	(3,190)	-	-	FVPL (d)	532

Other investments	AFS		4,056			FVPL (m)	4,056

Other investments		840	(810)	-	-	FVOCI	31

IAS 39 / IFRS 9 Investments 1)		256,328	(2,065)	(12)	4		254,257

Cash and cash equivalents	L&R	3,407	(4)	-	-	AC	3,402

Other financial assets and receivables 2)	L&R	9,722	(1,050)	-	-	AC	8,671

Derivatives	FVPL	2,760	11	-	-	FVPL (m)	2,771

Total financial assets		272,217	(3,108)	(12)	4		269,102

Financial liabilities:

Investment contracts	AC	10,485	(888)	-	-	AC	9,597

Investment contracts	FVPL	55,254	376	-	-	FVPL (d)	55,631

Investment contracts without discretionary participating features		65,739	(512)				65,227

Long-term borrowings and group loans	AC	4,051	-	-	-	AC	4,051

Derivatives	FVPL	6,094	(919)	-	-	FVPL (m)	5,175

Other liabilities	AC	10,785	(507)	-	-	AC	10,278

Total financial liabilities		86,668	(1,938)	-	-		84,730

1
Investments and other assets include financial assets and
non-financial
assets as well. Investments under IAS 39 comprises EUR 256,328 million financial assets as detailed in the table and EUR 502 million investments in real estates on December 31, 2023. Investments under IFRS 9 comprises EUR 254,257 million financial assets as detailed in the table and EUR 502 million investments in real estates on January 1, 2023.

2
Other assets and receivables under IAS 39 contains EUR 9,722 million other financial assets and receivables and EUR 482 million own used real estates and right of use assets on December 31, 2022. Other assets and receivables under IFRS 9 contains EUR 8,671 million other financial assets and receivables and EUR 482 million own used real estates and right of use assets on January 1, 2023

3	m: mandatorily; d: designated

Reconciliation of financial instruments, January 1, 2022	IAS 39 category	IAS 39 amount	Reclassifi- cation	Remeasure- ment- ECL	Remeasure- ment - Other	IFRS 9 category 3)	IFRS 9 amount

Financial assets:

Shares	FVPL	31,203	(1,660)	-	-	FVPL (d)	29,543

Shares	AFS	-	1,912	-	-	FVPL (m)	1,912

Shares		350	(279)	-	-	FVOCI (d)	72

Debt securities	AFS	93,899	(22,925)	-	-	FVOCI	70,974

Debt securities	FVPL	23,117	(22,387)	-	-	FVPL (m)	730

Debt securities			45,312	-	-	FVPL (d)	45,312

Money market and other short-term investments	AFS	4,790	(2,289)	-	-	FVOCI	2,501

Money market and other short-term investments	FVPL	1,602	694	-	-	FVPL (m)	2,296

Money market and other short-term investments			1,624	-	-	FVPL (d)	1,624

Loans	L&R	46,770	(21,971)	(150)	110	AC	24,760

Loans			20,106	-	2,594	FVPL (d)	22,700

Deposits with financial institutions	L&R	52	-	-	-	AC	52

Deposits with financial institutions	FVPL	4,105	-	-	-	FVPL (d)	4,105

Unconsolidated investment funds	FVPL	191,950	-	-	-	FVPL (d)	191,950

Other investments	FVPL	6,893	(2,800)	-	-	FVPL (d)	4,093

Other investments			3,572	-	-	FVPL (m)	3,572

Other investments	AFS	844	(800)	-	-	FVOCI	44

IAS 39 / IFRS 9 Investments 1)		405,578	(1,891)	(150)	2,704		406,239

Cash and cash equivalents	L&R	6,889	(28)	-	-	AC	6,861

Other financial assets and receivables 2)	L&R	6,988	(963)	-	-	AC	6,025

Derivatives	FVPL	8,827	16	-	-	FVPL (m)	8,843

Total financial assets		428,281	(2,868)	(150)	2,704		427,967

Financial liabilities:

Investment contracts	AC	21,573	(899)	-	-	AC	20,674

Investment contracts	FVPL	71,242	448	-	-	FVPL (d)	71,690

Investment contracts without discretionary participating features		92,815	(451)	-	-		92,364

Long-term borrowings and group loans	AC	9,661	-	-	-	AC	9,661

Derivatives	FVPL	10,639	(3,501)	-	-	FVPL (m)	7,138

Other liabilities	AC	12,916	(1,033)	-	-	AC	11,883

Total financial liabilities		126,030	(4,985)	-	-		121,046

1
Investments and other assets include financial assets and
non-financial
assets as well. Investments under IAS 39 comprises EUR 405,578 million financial assets as detailed in the table and EUR 3,206 million investments in real estates on December 31, 2023. Investments under IFRS 9 comprises EUR 406,871 million financial assets as detailed in the table and EUR 3,206 million investments in real estates on January 1, 2023.

2
Other assets and receivables under IAS 39 contains EUR 6,988 million other financial assets and receivables and EUR 654 million own used real estates and right of use assets on December 31, 2022. Other assets and receivables under IFRS 9 contains EUR 6,025 million other financial assets and receivables and EUR 654 million own used real estates and right of use assets on January 1, 2023.

3	m: mandatorily; d: designated
The reclassification and remeasurement impacts from January 1, 2023 do not include the Netherlands, which is separately disclosed in note 45. Discontinued operations.
From January 1, 2023, EUR 3,108 million (January 1, 2022: EUR 2,868 million) has been reclassified out of financial assets, and EUR 1,938 million (January 1, 2022: EUR 4,985 million) has been reclassified out of financial liabilities which moved in scope of IFRS 17 and classified and measured as (re)insurance contracts from January 1, 2022. These reclassifications are mainly related to policy loans and previously bifurcated embedded derivatives.
Remeasurement impacts included the reversal of impairments of financial assets recognized under IAS 39 in amount of EUR 4 million (January 1, 2022: EUR 110 million) and the recognition of expected credit losses of EUR 12 million (January 1, 2022: EUR 150 million) in line with the impairment requirements of IFRS 9.
On January 1, 2022, an additional remeasurement gain of EUR 2,594 was the result of the designation of loans and receivables in the Netherlands (previously measured at amortized cost) to measurement at fair value through profit or loss. The corresponding difference in measurement on January 1, 2023 is presented in note 45. Discontinued operations.
Impairment of financial assets
The following table reconciles the prior period’s closing impairment allowance measured in accordance with the IAS 39 incurred loss model to the new impairment allowance measured in accordance with the IFRS 9 expected loss model on January 1, 2022, and January 1, 2023.

Impairment / ECL reconciliation	Loss allowance under IAS 39 / Provision under IAS 37	Reclassifications	Remeasurements	ECL under IFRS 9

Measurement category

Loans and receivables (IAS 39) to Financial assets at amortized cost (IFRS 9)	(9)	2	(4)	(12)

Available for sale financial instruments (IAS 39) to Financial assets at FVOCI (IFRS 9)	(374)	187	(89)	(276)

Total on January 1, 2023	(383)	189	(93)	(287)

Impairment / ECL reconciliation	Loss allowance under IAS 39 / Provision under IAS 37	Reclassifications	Remeasurements	ECL under IFRS 9

Measurement category

Loans and receivables (IAS 39) to Financial assets at amortized cost (IFRS 9)	(125)	6	(31)	(150)

Available for sale financial instruments (IAS 39) to Financial assets at FVOCI (IFRS 9)	(376)	190	(33)	(219)

Total on January 1, 2022	(501)	196	(63)	(369)
2.1.5 Future adoption of new IFRS accounting standards and amendments
The following standards and amendments to existing standards, published prior to January 1, 2024, were not early adopted by the Group, but will be applied in future years:

∎	Amendments to IAS 21 The Effects of Changes in Foreign Exchange Rates: Lack of Exchangeability (issued on 15 August 2023)

∎	Amendments to IAS 7 Statement of Cash Flows and IFRS 7 Financial Instruments: Disclosures: Supplier Finance Arrangements (Issued on 25 May 2023)

∎	Amendments to IAS 1 Presentation of Financial Statements: Classification of Liabilities as Current or Non-current (Issued on 23 January 2020)

∎	Amendments to IAS 1 Presentation of Financial Statements: Classification of Liabilities as Current or Non-current - Deferral of effective date (Issued on 15 July 2020)

∎	Amendments to IAS 1 Presentation of Financial Statements: Non-current liabilities with covenants (Issued on 31 October 2022)

∎	Amendments to IFRS 16 Leases: Lease Liability in a Sale and Leaseback (issued on 22 September 2022)
Amendments to IAS 21 have an effective date of January 1, 2025, the others became effective on January 1, 2024. These future amendments are not expected to have a material impact on the financial statements of Aegon.
2.2 Basis of consolidation
Subsidiaries
The consolidated financial statements include the financial information of Aegon Ltd. and its subsidiaries. Subsidiaries (including consolidated structured entities) are entities over which Aegon has control. Aegon controls an entity when Aegon is exposed, or has rights, to variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity. The assessment of control is based on the substance of the relationship between the Group and the entity and, among other things, considers existing and potential voting rights that are substantive. For a right to be substantive, the holder must have the practical ability to exercise that right.
The subsidiary’s assets, liabilities and contingent liabilities are measured at fair value on the acquisition date and are subsequently accounted for in accordance with the Group’s accounting policies, which is consistent with IFRS. Intra-group transactions, including Aegon Ltd. shares held by subsidiaries, which are recognized as treasury shares in equity, are eliminated. Intra-group losses may indicate an impairment that requires recognition in the consolidated financial statements.
Non-controlling
interests are initially stated at their share in the fair value of the net assets on the acquisition date and subsequently adjusted for the non-controlling
share in changes in the subsidiary’s equity.

The excess of the consideration paid to acquire the interest and the fair value of any interest already owned over the Group’s share in the net fair value of assets, liabilities and contingent liabilities acquired is recognized as goodwill. Negative goodwill is recognized directly in the income statement. If the fair value of the assets, liabilities and contingent liabilities acquired in the business combination has been determined provisionally, adjustments to these values resulting from the emergence of new evidence within 12 months after the acquisition date are made against goodwill. Aegon recognized contingent considerations either as provision or as financial liability depending on the characteristics. Any contingent consideration payable is recognized at fair value at the acquisition date. If the contingent consideration is classified as equity, it is not remeasured and settlement is accounted for within equity. Otherwise, subsequent changes to the fair value of the contingent consideration are recognized in the income statement.
The identifiable assets, liabilities and contingent liabilities are stated at fair value when control is obtained.
Subsidiaries are deconsolidated when control ceases to exist. Any difference between the net proceeds plus the fair value of any retained interest and the carrying amount of the subsidiary including non-controlling
interests is recognized in the income statement.
Transactions with
non-controlling
interests
Transactions with
non-controlling
interests are accounted for as transactions with owners. Therefore, disposals to non-controlling
interests and acquisitions from
non-controlling
interests not resulting in losing or gaining control of the subsidiary are recorded in equity. Any difference between consideration paid or received and the proportionate share in net assets is accounted for in equity attributable to shareholders of Aegon Ltd.
Investment funds
Investment funds managed by the Group in which the Group holds an interest are consolidated in the financial statements if the Group has power over that investment fund and it is exposed, or has rights, to variable returns from its involvement with the investee and has the ability to affect those returns through its power over the investee. In assessing control, all interests held by the Group in the fund are considered, regardless of whether the financial risk related to the investment is borne by the Group or by the policyholders (unless a direct link between the policyholder and the fund can be assumed).
In determining whether Aegon has power over an investment fund all facts and circumstances are considered, including the following:

∎	Control structure of the asset manager (i.e. whether an Aegon subsidiary);

∎	The investment constraints posed by investment mandate;

∎	Legal rights held by the policyholder to the separate assets in the investment vehicle (e.g. policyholders could have the voting rights related to these investments);

∎	The governance structure, such as an independent Board of Directors, representing the policyholders, which has substantive rights (e.g. to elect or remove the asset manager); and

∎	Rights held by other parties (e.g. voting rights of policyholders that are substantive or not).
Exposure or rights to variability of returns can be the result of, for example:
∎	General account investment of Aegon;

∎	Aegon’s investments held for policyholder;

∎	Guarantees provided by Aegon on return of policyholders in specific investment vehicles;

∎	Fees dependent on fund value (including, but not limited to, asset management fees); and

∎	Fees dependent on performance of the fund (including, but not limited to, performance fees).
Investment funds where Aegon acts as an agent are not consolidated due to lack of control of the funds. In particular, for some separate accounts, the independent Board of Directors has substantive rights and therefore Aegon does not have power over these separate accounts but acts as an agent.
For limited partnerships, the assessment takes into account Aegon’s legal position (i.e. limited partner or general partner) and any substantive removal rights held by other parties. Professional judgment is applied concerning the substantiveness of the removal rights and the magnitude of the exposure to variable returns, leading to the conclusion that Aegon controls some, but not all, of the limited partnerships in which it participates.

Upon consolidation of an investment fund, a liability is recognized to the extent that the Group is legally obliged to buy back participations held by third parties. The liability is presented in the consolidated financial statements as investment contracts for account of policyholders. Where no repurchase obligation exists, the participations held by third parties are presented as non-controlling
interests in equity. The assets allocated to participations held by third parties or by the Group on behalf of policyholders are presented in the consolidated financial statements as investments for account of policyholders.
Equity instruments issued by the Group that are held by investment funds are eliminated on consolidation. However, the elimination is reflected in equity and not in the measurement of the related financial liabilities toward policyholders or other third parties.
Structured entities
A structured entity is defined in IFRS 12 as “An entity that has been designed so that voting rights are not the dominant factor in deciding who controls the entity, such as when any voting rights relate to administrative tasks only and the relevant activities are directed by means of contractual arrangements.” In these instances the tests and indicators to assess control provided by IFRS 10 have more focus on the purpose and design of the investee (with relation to the relevant activities that most significantly affect the structured entity) and the exposure to variable returns, which for structured entities lies in interests through for example derivatives, and will not be focused on entities that are controlled by voting rights.
Structured entities that are consolidated include certain mortgage backed securitization deals, where Aegon was involved in the design of the structured entities and also has the ability to use its power to affect the amount of the investee’s returns. Other factors that contribute to the conclusion that consolidation of these entities is required includes consideration of whether Aegon fully services the investees and can therefore influence the defaults of the mortgage portfolios and the fact that in these cases the majority of risks are maintained by Aegon.
Structured entities that are not consolidated include general account investments in non-affiliated
structured entities that are used for investment purposes.
Non-current
assets held for sale and disposal groups
Disposal groups are classified as held for sale if they are available for immediate sale in their present condition, subject only to the customary sales terms of such assets and disposal groups and their sale is considered highly probable. Management must be committed to the sale, which is expected to occur within one year from the date of classification as held for sale.
Upon classification as held for sale, the carrying amount of the disposal group (or group of assets) is compared to their fair value less cost to sell. If the fair value less cost to sell is lower than the carrying value, this expected loss is recognized through a reduction of the carrying value of any goodwill related to the disposal group or the carrying value of certain other non-current,
non-financial
assets to the extent that the carrying value of those assets exceeds their fair value. Any excess of the expected loss over the reduction of the carrying amount of these relevant assets is not recognized upon classification as held for sale but is recognized as part of the result on disposal if and when a divestment transaction occurs.
Classification into or out of held for sale does not result in restating comparative amounts in the statement of financial position.
Discontinued operations
To qualify as a discontinued operation, Aegon requires a disposal group to be presented as a separate line of business or geographical segment. When Aegon classifies its component comprising of a cash generating unit or multiple cash generating units as a disposal group, it presents the performance of this component as discontinued operation in the statement of comprehensive income and makes separate disclosures with the analysis of the net result from discontinued operations, and cash-flow information. Aegon re-presents
comparative information in the statement of comprehensive income and disclosures to reflect the prior years’ net result attributable to the operations discontinued until the end of the latest period.
2.3 Foreign exchange translation
a. Translation of foreign currency transactions
The Group’s consolidated financial statements are presented in euros. Items included in the financial statements of individual group companies are recorded in their respective functional currency which is the currency of the primary economic environment in which each entity operates. Transactions in foreign currencies are initially recorded at the exchange rate prevailing at the date of the transaction.

At the reporting date, monetary assets and monetary liabilities in foreign currencies are translated to the functional currency at the closing rate of exchange prevailing on that date, except for own equity instruments in foreign currencies which are translated using historical exchange rates.
Non-monetary
items carried at cost are translated using the exchange rate at the date of the transaction, while assets carried at fair value are translated at the exchange rate when the fair value was determined.
Exchange differences on monetary items are recognized in the income statement when they arise, except when they are deferred in other comprehensive income as a result of a qualifying cash flow or net investment hedge. Exchange differences on non-monetary
items carried at fair value are recognized in other comprehensive income or the income statement, consistently with other gains and losses on these items.
Insurance contracts and investment contracts with discretionary participating features are monetary items. Exchange differences on changes in the carrying amount of groups of insurance contracts are recognized in the income statement, unless they relate to changes in the carrying amount of the groups of insurance contracts included in other comprehensive income, in which case that are included in other comprehensive income.
b. Translation of foreign currency operations
On consolidation, the financial statements of group entities with a foreign functional currency are translated to euro, the currency in which the consolidated financial statements are presented. Assets and liabilities are translated at the closing rates on the reporting date. Income, expenses and capital transactions (such as dividends) are translated at average exchange rates or at the prevailing rates on the transaction date, if more appropriate. Goodwill and fair value adjustments arising on the acquisition of a foreign entity are translated at the closing rates on the reporting date.
The resulting exchange differences are recognized in the “foreign currency translation reserve”, which is part of shareholders’ equity. On disposal of a foreign entity the related cumulative exchange differences included in the reserve are recognized in the income statement.
2.4 Segment reporting
Reporting segments and segment measures are explained and disclosed in note 5 Segment information.
2.5 Offsetting of assets and liabilities
Financial assets and liabilities are offset in the statement of financial position when the Group has a legally enforceable right to offset and has the intention to settle the asset and liability on a net basis or simultaneously. The legally enforceable right must not be contingent on future events and must be enforceable in the normal course of business and in the event of default, insolvency, or bankruptcy of the Company or the counterpart.
2.6 Insurance contracts
a) Scope
Insurance contracts are contracts under which the Group accepts a significant risk – other than a financial risk – from a policyholder by agreeing to compensate the beneficiary on the occurrence of an uncertain future event by which he or she will be adversely affected. Significant insurance risk is determined on a present-value basis, where at least one scenario with commercial substance can be identified in which the Group has to pay significant additional benefits to the policyholder or his or her beneficiaries.
Contracts that do not meet the definition of insurance contracts are accounted for as financial instruments or as service contracts, depending on the nature of the agreement.
Insurance contracts include products that provide policyholders with the option to take out insurance coverage at predetermined prices, provided this option is shown to have commercial substance.
b) Combining a set or series of insurance contracts
Aegon accounts for a set or series of insurance contracts together as if they were issued as one contract, where this reflects the substance of the transaction. This may, for example, be the case if the insurance contracts are negotiated as a package with a single commercial objective and the measurement of the contracts is highly interrelated.

c) Separating components from insurance contracts
At inception, the following components are separated from an insurance contract and accounted for as if they were standalone financial instruments:

∎	Embedded derivatives whose economic characteristics and risks are not closely related to those of the host contract, and whose terms would not meet the definition of an insurance contract as a standalone instrument; and

∎	Investment components (i.e. amounts that an insurance contract requires Aegon to repay to a policyholder, even if the insured event does not occur) that are distinct. In other words, investment components that:

∎	Do not meet the definition of an investment contract with discretionary participation features;

∎	Are not highly interrelated with the insurance component; and

∎	For which contracts with equivalent terms are sold, or could be sold, separately in the same market or jurisdiction.
Promises to transfer to a policyholder distinct goods or services other than insurance contract services, are also separated from the host contract and accounted for as a service contract.
Aegon has not identified any components of the insurance contracts recognized at the balance sheet date that require separation when publishing these financial statements.
d) Level of aggregation
Insurance contracts are grouped together for measurement and income recognition purposes. The groups are established at initial recognition and are not reassessed subsequently.
Portfolios
Aegon classifies contracts as belonging to one portfolio, when they are subject to similar risks and are managed together.
When identifying similar risks, Aegon considers all insurance and financial risks that are transferred from the policyholder to the Group. This does not include lapse risk or expense risk, as these are not risks that a policyholder transfers to an insurer. Generally, contracts in the same product line are included within the same portfolio if they are managed together, and contracts in different product lines with dissimilar risks are included in different portfolios.
To be grouped together, contracts must be managed together from the perspective of either the management of Aegon Ltd. or the management of its operating segments. Information that is used to assess how risks are managed includes Aegon’s internal management reporting, as well as asset-liability management and asset allocation strategies.
Groups
Contracts within a portfolio are segregated into:

∎	Groups of insurance contracts that are onerous at initial recognition.

∎	Groups of insurance contracts that are not onerous at initial recognition, subdivided into:

∎	Groups of insurance contracts that have no significant possibility of becoming onerous subsequently; and

∎	A group of remaining contracts in the portfolio, if any.
Aegon uses two approaches to identify groups of contracts. The first approach consists of a bottom-up
assessment, in which contracts are grouped together on a
contract-by-contract
basis by considering the expected profitability of each contract. Alternatively, the grouping assessment can be completed at a higher level of aggregation if, based on reasonable and supportable information, Aegon concludes that a set of contracts will, by definition, all be in the same group.
Both approaches involve qualitative factors, quantitative factors, or a combination of both, for example product pricing, assumption setting reviews, key performance indicators (such as market-consistent value of the new business and expected loss ratios) and asset liability management and hedging strategies.
In assessing whether a profitable group of contracts could subsequently become onerous, Aegon considers the size of the estimated profit at inception and its sensitivity to changes in the underlying assumptions. Typically, Aegon would expect that any insurance contract could become lossmaking if the insured event occurs. Nonetheless, there may be indicators based on which Aegon concludes that a group of contracts has no significant possibility of subsequently becoming onerous. For example, there may be pricing information demonstrating that products are sold at very favorable premiums due to specific market conditions (e.g. niche markets) or a product may contain embedded guarantees that are strongly out of the money.

If contracts within a portfolio would fall into different groups only because law or regulation specifically constrains Aegon’s practical ability to set a different price or level of benefits for policyholders with different characteristics, the contracts are included in the same group.
Cohorts
Aegon follows a quarterly reporting frequency on a
locked-in
period-to-date
basis, as opposed to a
year-to-date
basis, and therefore groups contracts into quarterly cohorts. New contracts issued in the same quarter and belonging to the same group will be measured together. After the quarter end, the cohort is closed, and the cohort will be treated as “in force” in the subsequent quarterly reporting periods.
e) Recognition
A group of insurance contracts is recognized from the earliest of the following dates: the beginning of the coverage period, the date when the first payment from a policyholder in the group of insurance contracts becomes due, and the date when the group of insurance contracts becomes onerous.
f) Insurance acquisition cashflows
Insurance acquisition cash flows arise from selling, underwriting and starting a group of insurance contracts. They comprise not only the incremental costs of originating insurance contracts but also other (in)direct costs and include cash flows relating to both successful and unsuccessful acquisition efforts.
Insurance acquisition cash flows must be directly attributable to a portfolio of contracts. At initial recognition, Aegon allocates them to groups of contracts as follows:

∎	Insurance acquisition cash flows that can be directly attributable to a specific group of insurance contracts (e.g. acquisition commissions) are allocated to that group, as well as to groups that are expected to include the renewals of those contracts.

∎	Insurance acquisition cash flows that are directly attributable to a portfolio of insurance contracts, other than those in described in the above bullet, are allocated to the groups of contracts in the portfolio on a systematic and rational basis.
g) Insurance contract types
For presentation and analysis purposes, Aegon distinguishes between life and non-life
insurance contracts. Life insurance contracts comprise insurance contracts for which the primary insured risk is life contingent, as well as long term care insurance products in the Americas.
Non-life
insurance contracts include fire insurance, motor insurance, general liability insurance, and disability and sickness insurance.
For measurement and income recognition purposes, Aegon distinguishes between insurance contracts with and without direct participating features. Contracts are classified at the initial recognition date and not subsequently reassessed. Aegon’s non-life
business consists entirely of insurance contracts without direct participating features, while Aegon’s life insurance business includes both types of insurance contracts.
While the initial measurement of both types of insurance contracts is the same, the subsequent accounting differs. The Variable Fee Approach is applied to life insurance contracts with direct participating features. Other life and non-life
insurance contracts are accounted for under the General Measurement Model, unless Aegon has elected to apply the Premium Allocation Approach to groups of these contracts.
Insurance contracts with direct participating features
Insurance contracts with direct participating features are defined as life insurance contracts for which, at inception:

∎	The contractual terms specify that the policyholder participates in a share of a clearly identified pool of underlying items;

∎	Aegon expects to pay to the policyholder an amount equal to a substantial share of the fair value returns on the underlying items, and

∎	Aegon expects a substantial proportion of any change in the amounts to be paid to the policyholder to vary with the change in fair value of the underlying items.
Insurance contracts with direct participating features provide both insurance services and investment-related services. They are viewed as creating an obligation to pay policyholders an amount that is equal to the fair value of the underlying items, less a variable fee for future services. The variable fee reflects the unrealized gain or loss that Aegon expects to make on the contract. It comprises Aegon’s share in the fair value of the underlying items less the fulfillment cash flows that do not vary based on the returns on underlying items, such as expense cash flows and the cost of financial guarantees.

A pool of underlying items can comprise any items, for example a reference portfolio of assets, a pool of funds, the net assets of an Aegon group company or a specified subset of the net assets of the entity. In determining whether the pool has been clearly identified to the policyholder, Aegon considers all contractual terms and conditions as well as other policyholder communications. Aegon does not need to hold the identified pool of underlying items for a product to qualify as an insurance contract with direct participating features, nor does the existence of Aegon’s discretion to vary the amounts paid to the policyholder preclude qualification. However, the link between policyholder benefits and underlying items must be enforceable and Aegon must not have the ability to change the underlying items with retrospective effect.
Once the presence of a clearly identified pool of underlying items has been established, Aegon uses a methodology for product classification that builds on a two-step
approach with an initial assessment based on product characteristics, followed by a quantitative assessment where the former is not conclusive.

∎	The initial assessment based on product characteristics is performed using multiple qualitative indicators. For example, Aegon considers whether a contract includes substantial contractual profit-sharing rates and the degree to which these can subsequently be reset. It also considers the extent to which asset management fees and other charges are commensurate with the services provided and in line with market terms, and whether a product guarantees a minimum return on investment.

∎	If the qualitative step is not conclusive on its own, the product undergoes quantitative analysis. Different calculation methods are used, depending on the product characteristics and the market conditions at the inception of the contract.

∎	The policyholder’s share in the fair value returns is assessed by comparing the expected total return on the underlying items, net of the asset management fees, with the expected payments to the policyholder that are based on those underlying items. Variable fees and charges that cover multiple services are split into an insurance component and investment management component, with only the latter being deducted from total returns. As a critical judgment, the threshold for a substantial share of the fair value returns is in the range of 50% (or higher).

∎	The assessment of the variability in policyholder benefits often requires the use of probability-weighted models, factoring all scenarios where returns are impacted by the allocation of clearly identifiable assets, variable fees and guarantees.
The determination of one scenario where there is no variability does not automatically disqualify a product for the variable fee approach but is assessed together with the scenarios in which the guarantee is not in-the-money
at the expected termination date of the contract.
Examples of insurance contracts with direct participating features include unit-linked contracts issued by Aegon UK, and variable annuities issued in the Americas.
Insurance contracts without direct participating features
A product is considered to provide an investment-return service if, and only if, the following apply:

∎	The contract contains a non-distinct investment component or the policyholder has a right to withdraw an amount under the policy;

∎	Aegon expects that this amount will include an investment return; and

∎	Aegon expects to perform investment activity to generate that investment return.
Insurance contracts without direct participating features include all non-life
insurance products issued by Aegon, as well as term insurance, fixed annuities, long term care insurance contracts, and
US-style
universal life products issued in the Americas and Asia.
h) Initial measurement
On initial recognition, Aegon measures a group of contracts at a risk-adjusted, current and probability-weighted estimate of the present value of the future cash flows (“fulfillment cash flows”) plus or minus the unearned profit on the group of contracts (“contractual service margin”).
Fulfilment cash flows
The fulfillment cash flows comprise:

∎	Estimates of future cash flows that are within the contract boundary;

∎	An adjustment to reflect time value of money and the financial risks related to future cash flows, to the extent that the financial risks are not included in the estimates of future cash flows and

∎	A risk adjustment for non-financial risk.
The fulfillment cash flows reflect Aegon’s view of the current condition at the reporting date, consistent with observable market prices and considering all contractual terms and conditions with commercial substance that are within the contract boundary.

Future changes in legislation that would change or discharge a present obligation or create new obligations under existing contracts, are only considered when the legislation is substantively enacted.
The methods used to calculate the fulfillment cash flows and the process to estimate the inputs to those methods are discussed in note 29.3.
Contract boundary
Cash flows are within the boundary of an insurance contract if they arise from rights and obligations that exist during the period in which Aegon can either compel the policyholder to pay premiums or has a substantive obligation to provide insurance contract services to the policyholder.
A substantive obligation to provide insurance contract services ends when:

∎	Aegon has the practical ability to reassess the risks of a particular policyholder, and as a result, can set a price or level of benefits that fully reflects those risks; or

∎	Both of the following apply:

∎	Aegon has the practical ability to reassess the risks of the portfolio that contains the contract and can set a price or level of benefits that fully reflects the risks of that portfolio; and

∎	The pricing of the premiums up to the date when the risks are reassessed, does not take into account any risks that relate to periods after the reassessment date.
In determining whether a contract can be repriced, all insurance and financial risks that are transferred from the policyholder to Aegon are considered. Risks that result from the contract itself, such as expense risk or lapse risk, are ignored. If Aegon provides investment-related services to insurance policyholders, the ability to reprice the fees or charges for these services to prevailing rates is also considered in setting the contract boundary.
In some jurisdictions, regulatory requirements limit Aegon’s ability to fully reprice contracts on renewal and are therefore relevant when setting the contract boundary. Regulatory price caps that apply equally to existing and new policyholders do not extend the contract boundary, because they do not result in a valuable policyholder renewal option.
Some contracts that have a long contract boundary based on long-term guaranteed benefits, also include policyholder options that can be repriced. For example, the contract may allow the policyholder to take out additional insurance coverage at current market rates at the time of uptake. While the policyholder option can be repriced, Aegon cannot reprice or reassess the benefits of the entire policy. Therefore, the policyholder option is considered within the long contract boundary of the host contract, provided it can reasonably be expected to be utilized.
Contract boundaries are based on current facts and circumstances and may therefore change over time.
Contractual service margin
The contractual service margin represents the unearned profit Aegon will recognize as it provides insurance contract services in the future. On initial recognition of a group of non-onerous
insurance contracts, it is measured at an amount that ensures that no income arises from:

∎	The initial recognition of the fulfillment cash flows;

∎	Any cash flows arising from the contracts in the group at that date; and

∎	The derecognition of any asset for insurance acquisition cash flows and any other asset or liability previously recognized for cash flows related to the group of contracts.
For onerous insurance contracts, the calculation above results in a loss that is recognized in the income statement immediately and for which a corresponding loss component is established as part of the insurance liabilities. More information on the loss component is provided in section j) of this note.
i) Subsequent measurement
The carrying amount of a group of insurance contracts at the end of each reporting period is the sum of the liability for remaining coverage and the liability for incurred claims. The liability for remaining coverage comprises the fulfillment cash flows related to future service allocated to that group and the contractual service margin of the group. The liability for incurred claims comprises the fulfillment cash flows related to past service allocated to the group. Cash flows that remain subject to insurance risk after the occurrence of the insured event are included in the liability for remaining coverage.

The fulfillment cash flows are remeasured at each reporting date to reflect current estimates. The measurement of the contractual service margin differs for contracts with and without direct participating features and is described below.
Some changes in the contractual service margin are offset by changes in the fulfillment cash flows, resulting in no change in the total carrying amount of the liability for remaining coverage. To the extent that changes in the contractual service margin and changes in the fulfillment cash flows do not offset, income or expenses are recognized.
Insurance contracts without direct participating features (general measurement model)
For a group of insurance contracts without direct participating features, the carrying amount of the contractual service margin at the end of each reporting period is the carrying amount at the start of the period, adjusted for:

∎	The effect of any new contracts added to the group;

∎	Interest accreted on the carrying amount of the contractual service margin during the period;

∎	Changes in the fulfillment cash flows that relate to future services, except to the extent that:

∎	Such increases in the fulfillment cash flows exceed the carrying amount of the contractual service margin, giving rise to a loss, or

∎	Such decreases in the fulfillment cash flows are allocated to the loss component.

∎	The effect of any currency exchange differences on the contractual service margin; and

∎	The amount recognized as insurance revenue because of the insurance contract services provided in the period.
Interest accretion
Aegon accretes interest to the contractual service margin based on either the one-year
forward rate or
one-year
spot-rate, derived from the discount rate curve used to estimate the present value of future cash flows that do not vary based on the returns on any underlying items on initial recognition of the group of contracts.
The amount of interest is calculated on a time-weighted basis, allowing for the timing of the movements in the contractual service margin over the reporting period.
Changes in fulfillment cash flows relating to future services
Changes in the fulfillment cash flows that relate to future services comprise:

∎	Experience adjustments arising from premiums received in the period that relate to future services and related cash flows, measured at the discount rates determined on initial recognition;

∎	Changes in estimates of the present value of future cash flows in the liability for remaining coverage (other than those that relate to the effects of the time value of the money and changes in financial risks), measured at the discount rates determined on initial recognition;

∎	Differences between any non-distinct investment component expected to become payable in the period and the actual non-distinct investment component that becomes payable in the period;

∎	Differences between any loan to a policyholder expected to become repayable in the period and the actual loan to a policyholder that becomes repayable in the period; and

∎	Changes in the risk adjustment for non-financial risk that relate to future services.
The change in fulfillment cash flows that relates to future service is calculated using discount rates derived from the discount rate curve used to determine the contractual service margin on initial recognition of the group of contracts.
Changes in discretionary cash flows are regarded as relating to future services, and accordingly, adjust the contractual service margin.
Changes in the contractual service margin recognized as insurance revenue
Part of the contractual service margin of a group of contracts is recognized as insurance revenue in each period to reflect the insurance contract services provided under the group of insurance contracts in that period. The amount of revenue is determined by allocating the contractual service margin remaining at the end of the reporting period equally to each coverage unit provided in the reporting period and expected to be provided in the future.
More information on the coverage units is provided in note 29.3.2.1.

The numbers of coverage units in a group of contracts is determined by considering, for each contract, the quantity of the benefits provided and its expected coverage period. If a contract provides coverage for more than one insured event or if it provides additional investment-return services, the coverage unit reflects all material benefits.
The coverage period is defined as the period during which Aegon provides insurance coverage and/or investment services. The expected coverage period takes account of the expected survivorship of contracts and so considers expected lapses and deaths.
Aegon has defined coverage units that differ per product type to best reflect a product’s characteristics and the nature of the services provided to the policyholder. Insurance services are typically depicted by a metric that is based on the maximum amount that a policyholder would receive if the insured event were to occur, such as the total benefits amount or the death benefit amount. For investment-type services, coverage units are based on the total return that Aegon expects to provide the policyholder over the lifetime of the contract.
Aegon applies the following formula to determine the amount of contractual service margin to release in each reporting period:

Proportion of CSM released as insurance revenue =	A
[A + B]
Where:
A = coverage units provided in the period
B = present value of coverage units to be provided in the future
The coverage units provided in the period are determined as an average of the coverage units at the beginning and end of the quarterly reporting period. Future coverage units are discounted using rates locked-in
at the initial recognition of the group of contracts.
Insurance contracts with direct participating features (variable fee approach)
For the measurement of direct participating contracts, Aegon adjusts the fulfillment cash flows for changes in the obligation to pay policyholders an amount equal to the fair value of the underlying items. These changes do not relate to future services and are recognized in the profit or loss.
Aegon adjusts the carrying amount of the contractual service margin for each group of contracts to equal the carrying amount at the start of the reporting period adjusted for:

∎	The effect of any new contracts added to the group of contracts;

∎	The change in the amount of Aegon’s share of the fair value of the underlying items and changes in fulfillment cash flows relating to future services, except to the extent that:

∎	For groups of contracts, there is a policy of excluding from the contractual service margin changes in the impact of financial risk on its share of the underlying items (“risk mitigation”);

∎	The decrease in the amount of the group of contracts share of the fair value of the underlying items, or an increase in the fulfillment cash flows relating to future services, exceeds the carrying amount of the contractual service margin, giving rise to a loss in the income statement; or

∎	The increase in the amount of the group of contracts share of the fair value of the underlying items, or a decrease in the fulfillment cash flows relating to future services, is allocated to a loss component, reversing losses previously recognized in the income statement;

∎	The effect of any currency exchange differences on the contractual service margin; and

∎	The amount recognized as insurance revenue because of the insurance contract services provided in the period.
Changes in fulfillment cash flows relating to future services
Changes in Aegon’s share in the fair value of the underlying items, by definition, relates to future service and therefore adjusted the contractual service margin.
In addition to the fulfillment cash flows movements that have been defined in the general measurement model as relating to future services, the variable fee approach requires changes in fulfillment cash flows to be booked to the contractual service margin if they are the result of a change in the effect of the time value of money or financial risks not arising from the underlying items. Examples include the interest accrued to projected fixed benefits and expense cash flows, and the change in the value of financial guarantees.

Changes in the contractual service margin recognized as insurance revenue
The policy on the recognition of revenue for insurance contracts with direct participating features is the same as under the general measurement model, except that references to “investment-return services” should be read as “investment-related services”.
Risk mitigation
For certain groups of contracts, Aegon has a documented risk management objective and strategy for mitigating financial risk arising from insurance contracts with participating features, using derivatives, reinsurance contracts held and other FVPL financial instruments. Risk mitigation involves the hedging of one or a combination of financial risks (e.g. interest rate, financial instrument price, currency exchange rate, index of prices or rates, inflation rate) and can cover multiple groups of contracts in different portfolios.
For these contracts, Aegon does not recognize the entire change in the amount of Aegon’s share of the fair value of the underlying items and changes in fulfillment cash flows relating to future services in the contractual service margin. Instead, the change in the hedged position is recognized as part of insurance finance expense in the income statement or in other comprehensive income.
Prior to the reporting period, Aegon demonstrates that an economic offset exists between the insurance contracts and the risk mitigating items (i.e. the values of both are generally expected to move in opposite directions because they respond in a similar way to the changes in the risk being mitigated), and demonstrates this is not dominated by credit risk. If these conditions cease to be met, risk mitigation accounting is discontinued. In this instance, any amounts previously recognized as insurance finance expense in the income statement or in other comprehensive income, are not adjusted.
j) Loss component
A group of insurance contracts can be onerous at inception, namely when the fulfillment cash flows allocated to the contract, any previously recognized insurance acquisition cash flows and any cash flows arising from the contract at the date of initial recognition in total are a net outflow. It can also become onerous at subsequent measurement due to unfavorable changes relating to future service in the fulfillment cash flows arising from changes in estimates of future cash flows and the risk adjustment for non-financial
risk allocated to the contractual service margin, or for contracts with direct participating features, due to a decrease in the amount of Aegon’s share of fair value of the underlying items.
When a group of insurance contracts becomes onerous, a loss component of the liability for remaining coverage for that group is established. Except for changes in non-financial
assumptions that are fully allocated to a loss component, all subsequent changes in the fulfillment cash flows of the liability for remaining coverage are allocated on a systematic basis between the loss component and the remaining liability for remaining coverage. No revenue is recognized for services allocated to the loss component, as Aegon has never received compensation from the policyholder for these.
Additional unfavorable changes in the fulfillment cash flows that exceed the contractual service margin are recognized in the income statement immediately. Favorable changes in the fulfillment cash flows are recognized in the income statement to the extent that they reverse the loss component, after which the contractual service margin is re-established.
k) Premium allocation approach
Aegon applies the premium allocation approach to certain groups of predominantly non-life
insurance contracts. These groups of contracts mostly include products with a coverage period of one year or less. The premium allocation approach is only applied to contracts with a longer coverage period if the Group expects that the resulting measurement would not differ materially from the result of applying the general measurement model.
Level of aggregation
Contracts to which the premium allocation approach is applied are grouped together using the same principles as described in paragraph (c) above, with the following modifications:

∎	Contracts to the premium allocation approach is applied, are assumed not to be onerous at inception, unless facts and circumstances indicate otherwise.

∎	Contracts to which the premium allocation approach are grouped together in annual cohorts, which is more aligned with the nature of the products.

Acquisition costs
Insurance acquisition cashflows that relate to some (but not all) groups of contracts to which Aegon applies the premium allocation approach are expensed when incurred, provided the coverage period does not exceed 12 months.
Initial recognition and measurement
On initial recognition, Aegon measures the carrying amount of the liability for remaining coverage as premiums received at initial recognition, if any, plus or minus any amounts arising from the derecognition of other assets or liabilities previously recognized for cash flows related to the group of contracts.
Subsequent measurement, including loss component
The carrying amount of a group of insurance contracts at the end of each reporting period is the sum of the liability for remaining coverage and the liability for incurred claims.
The liability for remaining coverage is increased by any premiums received in the period and decreased by the amount recognized as insurance revenue for insurance contract service provided and any non-distinct
investment component paid or transferred to the liability for incurred claims. Given the time between providing each part of the coverage and the related premium, Aegon has chosen not to adjust the liability for remaining coverage to reflect the time-value of money and the effect of financial risk.
If at any time during the coverage period facts and circumstances indicate that a group of insurance contracts is onerous, Aegon calculates the difference between the carrying amount of the liability for remaining coverage and the fulfillment cash flow that relate to the remaining coverage of the group. In case this difference is negative, Aegon recognizes a loss in the income statement and increases the liability for remaining coverage.
Aegon recognizes the liability for incurred claims of a group of insurance contracts at the amount of the fulfillment cash flows relating to incurred claims. The fulfillment cash flows are discounted at current rates unless the cash flows are expected to be paid in one year or less from the date the claims are incurred.
l) Derecognition and contract modification
Aegon derecognizes a contract when it is extinguished (i.e. when the specified obligations in the contract expire or are discharged or cancelled).
On the derecognition of a contract from within a group of contracts:

∎	The fulfillment cash flows allocated to the group are adjusted to eliminate those that relate to the rights and obligations derecognized;

∎	The contractual service margin of the group is adjusted for the change in the fulfillment cash flows, except where such changes are allocated to a loss component; and

∎	The number of coverage units for the expected remaining insurance contract services is adjusted to reflect the coverage units derecognized from the group.
If a contract is derecognized because it is transferred to a third party, then the contractual service margin is also adjusted for the premium charged by the third party, unless the group is onerous.
A contract is also derecognized if its terms are modified in a such way that would have changed the accounting for the contract significantly had the new terms always existed, in which case a new contract based on the modified terms is recognized. In this instance, the contractual service margin of the group is adjusted for the premium that would have been charged had the Group entered into a contract with the new contract’s terms at the date of modification, less any additional premium charged for the modification. The new contract recognized is measured assuming that, at the end of modification, the issuer received the premium that it would have charged less any additional premium charged for the modification.
If a contract modification does not result in derecognition, Aegon treats the changes in cash flows caused by the modification as changes in estimates of fulfillment cash flows.

m) Insurance contracts acquired in a portfolio transfer or business combination
Insurance contracts acquired in a business combination or portfolio transfer after the transition to IFRS 17 (January 1, 2022) are accounted for in accordance with Aegon’s accounting policy on insurance contracts, with the exception that both the inception date and the initial recognition date should be taken to refer to the acquisition date of the contracts.
When determining the initial measurement of a transferred portfolio, the consideration paid or received for the insurance contracts is taken as a proxy for the premiums paid. For insurance contracts acquired in a business combination, the fair value of the contracts is used as a proxy instead.
If a group of contracts acquired in a portfolio transfer is onerous, the loss is recognized in profit or loss at the acquisition date. If an onerous group of contracts is acquired in a business combination, the loss first adjusts the amount of goodwill and is recognized in profit or loss to the extent that the loss exceeds the amount of goodwill.
At the acquisition date, Aegon recognizes a separate asset for insurance acquisition cash flows at fair value for the rights to obtain:

∎	future renewals of contracts recognized at the acquisition date; and

∎	other future insurance contracts without paying again insurance acquisition cash flows that the acquiree has already paid.
2.7 Reinsurance contracts
Reinsurance contracts held are contracts entered into by Aegon in order to receive compensation for claims arising from one or more insurance contracts issued by the Group. Reinsurance contracts that do not transfer insurance risk are accounted for as financial instruments or as service contracts, depending on the nature of the agreement.
Aegon is not relieved of its legal liabilities when entering into reinsurance transactions. Therefore, the liabilities relating to the underlying insurance contracts will continue to be reported on the consolidated statement of financial position during the contractual term of the underlying contracts.
To the extent possible, the accounting model applied to reinsurance contracts held is consistent with that of the underlying insurance contracts. Differences will arise when underlying contracts have direct participating features, as the variable fee approach cannot be applied to reinsurance contracts held. Furthermore, reinsurance contracts with a coverage period exceeding 12 months may not be eligible for the premium allocation approach.
a) Separating components from insurance contracts
Similarly to the analysis for insurance contracts (see note 2.6), Aegon has assessed that its reinsurance contracts held do not include components that need to be separated for accounting purposes.
b) Level of aggregation
Reinsurance contracts are grouped for measurement and income recognition purposes, based on the similarity of risk, the manner in which the contracts are managed, the expected profitability of the contracts at inception, and the period in which the contracts are issued.
The process for dividing reinsurance contracts into groups is similar to that used for insurance contracts (note 2.6), except that references to “onerous contracts” should be replaced with a reference to “contracts on which there is a net gain on initial recognition”.
When grouping reinsurance contracts, Aegon considers the type of reinsurance cover received (e.g. yearly renewable term, stop loss, or coinsurance).
A group of reinsurance contracts can comprise a single contract, for example when the contracts are managed on an individual treaty basis.
c) Reinsurance contracts measured under the general measurement model
The Group applies the accounting policies disclosed in note 2.6 for insurance contracts without direct participating features to measure a group of reinsurance contracts held, albeit with the following modifications:

Recognition
Aegon recognizes reinsurance contracts held at the earlier of the following:

∎	The beginning of the coverage period; or

∎	The date that an onerous group of underlying insurance contracts is recognized, if Aegon entered into the related reinsurance contract held at or before that date.
Notwithstanding the foregoing, Aegon delays the recognition of a group of reinsurance contracts held that provide proportionate coverage (e.g. coinsurance, modified coinsurance and yearly renewable treaties) until the date that any underlying insurance contract is initially recognized, if that date is later than the beginning of the coverage period of the group of reinsurance contracts held.
Initial measurement
Aegon estimates the present value of the future cash flows of the group of reinsurance contracts held, using assumptions that are consistent with those used to measure the underlying insurance contracts. The estimate includes an adjustment for the risk of non-performance
by the reinsurer, which is based on Aegon’s credit exposure, net of collateral, and the perceived counterparty default risk. More information on the methods used to calculate the fulfillment cash flows and the process to estimate the inputs to those methods is provided in notes 2.6 and 29.
The risk adjustment for
non-financial
risk is the amount of risk transferred by the Group to the reinsurer.
On initial recognition, the contractual service margin of a group of reinsurance contracts held represents a net cost or a net gain on purchasing reinsurance. It is measured as the equal and opposite amount of the total of the fulfillment cash flows, any derecognized assets for cash flows occurring before the recognition of the group, any cash flows arising from the contracts in the group at that date, and any income recognized in profit or loss for the recovery of losses recorded on initial recognition of onerous underlying contracts.
If the net cost on purchasing reinsurance coverage relates to insured events that occurred before the purchase of the group of reinsurance contracts, it is immediately expensed in the income statement.
Contract boundary
Cash flows are within the contract boundary of a reinsurance contract held if they arise from substantive rights and obligations that exist during the period in which Aegon is either compelled to pay amounts to the reinsurer or in which it has a substantive right to receive services from that reinsurer. A substantive right to receive services from a reinsurer ends when the reinsurer has the right to terminate coverage or when he has the practical ability to reassess the risks transferred by Aegon and can set a price or level of benefits that fully reflects those reassessed risks.
For treaties with open attaching periods, the cessions within the termination window (typically 90 days) are treated as a separate contract for accounting purposes. Cessions that take place after the termination window are treated as a new contract.
Contractual service margin
On initial recognition, the contractual service margin of a group of reinsurance contracts held represents a net cost or a net gain on purchasing reinsurance. It is measured as the equal and opposite amount of the total of the fulfillment cash flows, any derecognized assets for cash flows occurring before the recognition of the group, any cash flows arising from the contracts in the group at that date, and any income recognized in profit or loss for the recovery of losses recorded on initial recognition of onerous underlying contracts.
If the net cost on purchasing reinsurance coverage relates to insured events that occurred before the purchase of the group of reinsurance contracts, it is immediately expensed in the income statement.

Subsequent measurement
The carrying amount of a group of reinsurance contracts held at each reporting date is the sum of the asset for remaining coverage and the asset for incurred claims. The asset for remaining coverage comprises: (i) the fulfillment cash flows that relate to services that will be received under the contracts in future periods; plus (ii) any remaining contractual service margin at that date. The asset for incurred claims comprises the fulfillment cash flows that relate to services received in the current and past period.
The fulfillment cash flows are remeasured at each reporting date to reflect current estimates.
The carrying amount of the contractual service margin at the end of each period is the carrying amount at the start of the period, adjusted for:

∎	The contractual service margin of any new contracts that are added to the group in the period;

∎	Interest accreted on the carrying amount of the contractual service margin during the period;

∎	Income recognized in profit or loss in the reporting period to coincide with the initial recognition of an onerous group of underlying insurance contracts or on addition of onerous contracts to that group;

∎	Reversals of a loss-recovery component to the extent those reversals are not changes in the fulfillment cash flows of the group of reinsurance contracts held;

∎	Changes in fulfillment cash flows, measured at discount rates at initial recognition, to the extent that the change relates to future services, except for the extent that:

∎	The change results from a change in fulfillment cash flows allocated to a group of underlying insurance contracts that does not adjust the contractual service margin of the group of underlying contracts;

∎	The change results from the remeasurement of the liability for remaining coverage of an onerous group of underlying contracts to which the premium allocation approach is applied;

∎	The effect of any currency exchange differences on the contractual service margin; and

∎	The amount recognized in the profit or loss because of the services received in the period.
The rate at which interest in accreted to the contractual service margin is determined at the initial inception date of the group of reinsurance contracts, in the same way as the interest accretion rates for insurance contracts without direct participating features.
Some changes in the contractual service margin are offset by changes in the fulfillment cash flows, resulting in no change in the total carrying amount of the asset for remaining coverage. To the extent that changes in the contractual service margin and changes in the fulfillment cash flows do not offset, income and expenses are recognized.
Changes in the fulfillment cash flows that result from changes in the risk of non-performance
by the issuer do not relate to future service and are recognized in the income statement immediately.
Loss recovery component
Aegon establishes a loss recovery component for a group of reinsurance contracts, when a change in the fulfillment cash flows that relates to future services does not adjust the contractual service margin. It reflects the income recognized in the income statement to offsets the reinsured loss reported on the underlying insurance contracts.
The adjusted amount, and resulting income, is determined by multiplying:

∎	The loss recognized on the group of underlying insurance contracts; and

∎	The recovery percentage, which is the percentage of claims on the group of underlying insurance contracts that Aegon expects to recover from the reinsurance contracts held.
The calculation of the recovery percentage is based on discounted claims and recovery amounts, using current discount rates. No allowance is made for reinsurance non-performance
risk, and any risk adjustment for
non-financial
risks is excluded from the calculation.
If an onerous group of insurance contracts is only partially reinsured, systematic and rational allocation methods are used to determine the portion of subsequent movements in the loss component that relates to insurance contracts covered by the group of reinsurance contracts held.

d) Reinsurance contracts held measured under the premium allocation approach
Aegon applies the premium allocation approach to a group of reinsurance contracts held, if the approach is also applied to the underlying insurance contracts and:

∎	The coverage period of each reinsurance contract in the group is one year or less; or

∎	Aegon reasonably expects the resulting measurement will not differ materially from the results when applying the general measurement model.
If a loss recovery component is created for a group of reinsurance contracts measured under the premium allocation approach, Aegon adjusts the carrying amount of the asset for remaining coverage instead of adjusting the contractual service margin.
Please see note 2.6(k) for a description of the accounting policies concerning the premium allocation approach.
e) Derecognition and contract modification
Aegon applies the same accounting policies for derecognition and contract modifications to reinsurance contract held as to insurance contracts. Please see note 2.6(l).
2.8 Insurance revenue
Aegon recognizes insurance revenue as it provides services under groups of insurance contracts and under groups of contracts with discretionary participating features.
The total insurance revenue recognized over the duration of a group of contracts is equal to the amount of premiums received, adjusted for a financing effect and excluding any non-distinct
investment components. For contracts with direct participating features, it includes the variable fees that Aegon expects to receive. Reinstatement premiums are included in insurance revenue, when reinstatement is not mandatory under the terms of the contract but at the discretion of the policyholder. Ceding commissions paid by Aegon on inward reinsurance are deducted from insurance revenue, unless they are contingent on future claims.
The revenue recognized in the period represents the total of the changes in the liability for remaining coverage that relate to services for which the Group expects to receive compensation and includes:

∎	The release of contractual service margin for services provided in the period;

∎	Changes in the risk adjustments for non-financial risk that do not relate to future service, excluding amounts allocated to the loss component;

∎	The claims and other insurance service expenses expected to be incurred in the period, excluding amounts allocated to the loss component;

∎	Other amounts, such as experience adjustments for premium receipts that do not relate to future service and income tax that is specifically chargeable to the policyholder.
In addition, the insurance revenue recognized in the period includes an allocation of the portion of the premiums that are related to recovering insurance acquisition cash flows. The allocation is based on the passage of time, without interest accumulation. The same amount is also recognized as insurance service expenses (see note 2.9).
For insurance contracts to which the premium allocation approach is applied, insurance revenue is equal to the total premiums that are expected to be received for the services provided, excluding any non-distinct
investment component and adjusted to reflect the time value of money and the effect of financial risk, where applicable. Revenues are allocated to the periods of insurance contract services based on the passage of time.
2.9 Insurance service expenses
Insurance service expenses arise as Aegon provides coverage and other services under issued insurance contracts and investment contracts with discretionary participating features. It comprises

∎	The incurred claims, excluding repayments of non-distinct investment components, and other incurred insurance service expenses;

∎	Adjustments to the liabilities for incurred claims that do not arise from the effects of the time value of money, financial risk and changes therein;

∎	Amortization of insurance acquisition cash flows;

∎	Losses on onerous contracts and the reversals of such losses; and

∎	Impairment losses on assets for insurance acquisition cash flows and reversals of such impairment losses.

2.10 Net income / (expenses) on reinsurance held
With the exception of reinsurance finance income, all other income and expenses from a group of reinsurance contracts are presented as a single amount.
Aegon recognizes an allocation of reinsurance premiums paid in profit or loss as it receives services under groups of reinsurance contracts. For contracts not measured under the premium allocation approach (PAA), the allocation of reinsurance premiums paid relating to services received for each period represents the total of the changes in the asset for remaining coverage that relate to services for which Aegon expects to pay consideration.
For contracts measured under the PAA, the allocation of reinsurance premiums paid for each period is the amount of expected premium payments for receiving services in that period.
2.11 Insurance finance expenses
Insurance finance expenses comprise the change in the carrying amount of the group of insurance contracts or reinsurance contracts arising from the effect of the time value of money and changes in the time value of money, as well as the effect of financial risk and changes in financial risk. It also includes the changes in the measurement of group of insurance contracts that are caused by changes in the value of underlying items (excluding additions and withdrawals).
For groups of contracts with direct participating features, insurance finance expenses exclude any changes that adjust the contractual service margin (See note 2.6). If a group of contracts with direct participating features becomes onerous due to changes in the time value of money or financial risk, the loss is recognized as insurance service expense rather than insurance finance expenses.
a) Defining financial risk
Financial risk can relate to one or more of a

∎	specified interest rate,

∎	financial instrument price,

∎	commodity price, currency exchange rate,

∎	index of prices or rates,

∎	credit rating or credit index, or

∎	other variable, provided in the case of a non-financial variable that the variable is not specific to a party to the contract.
As an example of variables not specific to a party to the contract, assumptions about inflation are considered to relate to financial risk, to the extent that they are based on an index of prices or on prices of assets with inflation-linked returns. Assumptions about inflation that are based on Aegon’s own expectations of specific price changes, do not relate to financial risk and are considered to be actuarial assumptions.
For contracts with discretionary participating features, Aegon uses the basis on which, at inception, it expected to determine its commitment under the contract to distinguish between the effect of changes in assumptions that relate to financial risk on that commitment and the effect of discretionary changes to that commitment (which adjust the contractual service margin).
Aegon considers, per portfolio, whether the risk adjustment for financial risks should be disaggregated in an insurance service component and an insurance finance component, taking into account the extent to which the carrying amount of the is affected by changes in interest rate and other financial risks. At the current reporting date, the changes in the risk adjustment for non-financial
risk are fully attributed to insurance services.
b) Disaggregation of insurance finance expenses
Insurance finance expenses for the period are included in profit or loss, unless Aegon has chosen to apply the option to disaggregate these expenses between profit or loss and other comprehensive income. This option is set by insurance portfolio and applied consistently for all underlying groups of contracts. In assessing the appropriate accounting policy for a portfolio of insurance contracts, Aegon considers the investments and other assets that it holds for each portfolio and how it accounts for those assets.
Aegon disaggregates insurance finance expenses for insurance contracts without direct participating features issued in the United States, insurance contracts issued in Asia that are internally reinsured in the United States and certain life insurance products in Spain.
The amount of insurance finance expenses included in profit or loss is determined by a systematic allocation of the expected total insurance finance income and expenses over the duration of the group of contracts, using the following rates:

∎	Discount rates determined at the date of initial recognition of the group of contracts;

∎	A rate that allocates the remaining revised expected finance income or expenses over the remaining duration of the group of contracts at a constant rate (expected yield approach); or

∎	For contracts that use a crediting rate to determine amounts due to the policyholders using an allocation that is based on the amounts credited in the period and expected to be credited in future periods (projected crediting rate approach).
The expected yield approach and projected crediting rate approach are applied to designated groups of contracts for which changes in financial assumptions have a substantial effect on the amounts paid by the policyholder (“indirect participating products”). Indirect participating products include variable annuity products that do not qualify for the variable fee approach due to minimum guarantees.
US-style
universal life contracts are not classified as indirect participating products because Aegon considers policyholder benefits to be insufficiently impacted by changes in financial assumptions.
In the United States, Aegon has elected to apply the projected crediting rate approach to indexed universal life and fixed indexed annuities. Other indirect participating contracts, such as variable universal life and fixed annuities, are accounted for under the expected yield approach.
2.12 Reinsurance finance income
Finance income related to reinsurance contracts held is presented separately in the income statement and OCI. They are not netted with the finance expenses related to insurance contracts issued.
2.13 Investment contracts
Contracts issued by the Group that do not transfer significant insurance risk but do transfer financial risk from the policyholder to the Group are accounted for as investment contracts. Investment contract liabilities are recognized when the contract is entered into and are derecognized when the contract expires, is discharged or is cancelled.
a. Investment contracts with discretionary participation features
Some investment contracts have participation features whereby the policyholder has the right to receive potentially significant additional benefits which are based on the performance of a specified pool of investment contracts, specific investments held by the Group or on the issuer’s net result. If the Group has discretion over the amount or timing of the distribution of the returns to policyholders, the investment contract liability is measured based on the accounting principles that apply to insurance contracts with similar features.
Some unitized investment contracts provide policyholders with the option to switch between funds with and without discretionary participation features. The entire contract is accounted for as an investment contract with discretionary participation features if there is evidence of actual switching resulting in discretionary participation benefits that are a significant part of the total contractual benefits.
Recognition and measurement
The accounting for investment contracts with discretionary participating features is the same as insurance contracts, with the following exceptions:

∎	The date of initial recognition is the date that Aegon becomes party to the contract;

∎	Cash flows are within the contract boundary if they result from a substantive obligation of the entity to deliver cash at a present or future date. Aegon has no substantive obligation to deliver cash if it has the practical ability to set a price for the promise to deliver the cash that fully reflects the amount of cash promised and related risks; and

∎	The contractual service margin is recognized over the duration of the group of contracts in a systematic way that reflects the transfer of investment services under the contract.
b. Investment contracts without discretionary participation features
At inception, investment contracts without discretionary participation features are carried at amortized cost.
Investment contracts without discretionary participation features are carried at amortized cost based on the expected cash flows and using the effective interest rate method. The expected future cash flows are re-estimated
at each reporting date and the carrying amount of the financial liability is recalculated as the present value of estimated future cash flows using the financial liability’s original effective interest rate. Any adjustment is immediately recognized in the income statement. For these investment contracts deposit accounting is applied, meaning that deposits are not reflected as premium income, but are recognized as part of the financial liability.
The consolidated financial statements provide information on the fair value of all financial liabilities, including those carried at amortized cost. As these contracts are not quoted in active markets, their value is determined by using valuation techniques, such as discounted cash flow methods and stochastic modeling. For investment contracts without discretionary participation features that can be cancelled by the policyholder, the fair value cannot be less than the surrender value.
2.14 Financial assets and liabilities
2.14.1 Initial recognition and measurement
Financial assets and financial liabilities are recognized when Aegon becomes a party to the contractual provisions of the instrument and are classified for accounting purposes depending on the characteristics and the business model under which they were purchased.
At initial recognition, Aegon measures a financial asset at its fair value plus or minus, in the case of a financial asset not at fair value through profit or loss (FVPL), transaction costs that are incremental and directly attributable to the acquisition or issue of the financial asset or financial liability, such as fees and commissions. Immediately after initial recognition, an expected credit loss allowance (ECL) is recognized for financial assets measured at amortized cost and investments in debt instruments measured at fair value through other comprehensive income (FVOCI), as described in note 4.2.6 (Expected credit losses), which results in an accounting loss being recognized in profit or loss when an asset is newly originated.
When the fair value of financial assets and liabilities differs from the transaction price on initial recognition, Aegon recognizes the difference as follows:

∎	When the fair value is evidenced by a quoted price in an active market for an identical asset or liability (i.e. a Level 1 input) or based on a valuation technique that uses only data from observable markets, the difference is recognized as a gain or loss.

∎	In all other cases, the difference is deferred and the timing of recognition of deferred day one profit or loss is determined individually. It is either amortized over the life of the instrument, deferred until the instrument’s fair value can be determined using market observable inputs, or realized through settlement.
2.14.2 Classification and subsequent measurement of financial assets
Under IFRS 9, Aegon classifies its financial assets in the following measurement categories:

∎	Fair value through profit or loss (“FVPL”);

∎	Fair value through other comprehensive income (“FVOCI”); or

∎	Amortized cost (“AC”).
Aegon has classified the majority of its mortgage, consumer and private loan portfolios as measured at amortized cost, given that the cash flows on these contracts represent solely payment of principal and interest, and they fit the business model hold-to-collect.
Similarly, the majority of debt instruments held by most Aegon’s insurance entities are classified as FVOCI because they fit the business model of hold-to-collect
and sell, and their cash flows represent solely payment of principal and interest. However, the majority of financial assets within Aegon’s European insurance entities are designated on FVPL to minimize accounting mismatches. For a detailed breakdown of asset classes in measurement categories see note 19.1 Financial assets, excluding derivatives.
(a) Equity instruments
Equity instruments are instruments that meet the definition of equity from the issuer’s perspective; that is, instruments that do not contain a contractual obligation to pay and that evidence a residual interest in the issuer’s net assets. Examples of equity instruments include basic ordinary shares.
Under IFRS 9, equity investments do not qualify for amortized cost or FVOCI treatment because they would fail the contractual cash flow characteristics assessment (cash flows are typically declared dividends at the discretion of the issuer, instead of interest). Thus, equity investments would generally only qualify for FVPL treatment and not be subject to impairment under the Expected Credit Loss model.
However, IFRS 9 allows the entity to make an irrevocable election at initial recognition to present changes in the fair value of equity investment in OCI rather than profit or loss. The equity investments designated as FVOCI are not subject to impairment under the Expected Credit Loss model.

When equity investments measured at FVOCI are disposed, the unrealized gains or losses, including the OCI resulting from foreign currency translation, will stay as a part of the equity and cannot be “recycled” into profit and loss. If applicable, dividends should be recognized in profit or loss with or without such election.
Gains and losses on equity investments at FVPL are included in the ‘Results from financial transactions’ line in the consolidated income statement.
(b) Debt instruments
Debt instruments are those instruments that meet the definition of a financial liability from the issuer’s perspective, such as mortgage loans, private loans, and government and corporate bonds.
Classification and subsequent measurement of debt instruments depend on:

∎	Aegon’s business model for managing the asset;

∎	The cash flow characteristics of the asset; and

∎	The designation at FVPL to eliminate or significantly reduce an accounting mismatch or recognition inconsistency.
Based on these factors, Aegon classifies its debt instruments into one of the following three measurement categories:

∎	Amortized cost: Assets that are held for collection of contractual cash flows where those cash flows represent solely payments of principal and interest (“SPPI”), and that are not designated at FVPL, are measured at amortized cost. The carrying amount of these assets is adjusted by any expected credit loss allowance recognized (see note 4.2.6 Expected credit losses). Interest revenue from these financial assets is included in “Interest revenue on financial instruments calculated using the effective interest rate method”.

∎	Fair value through other comprehensive income (“FVOCI”): Financial assets that are held for collection of contractual cash flows and for selling the assets, where the assets’ cash flows represent solely payments of principal and interest, and that are not designated at FVPL, are measured at FVOCI. Movements in the carrying amount are taken through OCI, except for the recognition of impairment gains or losses, interest revenue and foreign exchange gains and losses on the instrument’s amortized cost which are recognized in profit or loss. When the financial asset is derecognized, the cumulative gain or loss previously recognized in OCI is reclassified from equity to profit or loss and recognized in “Net Investment result”. Interest revenue from these financial assets is included in “Interest revenue on financial instruments calculated using the effective interest rate method”.

∎	Fair value through profit or loss (“FVPL”): Assets that do not meet the criteria for amortized cost or FVOCI are measured mandatorily at fair value through profit or loss.
The Group has designated certain debt instruments as measured at FVPL because they relate to insurance contracts that are measured in a way that incorporates current information and all related insurance finance income and expenses are recognized in profit or loss, by which designation the Group eliminates accounting mismatches.
A gain or loss on a debt investment that is subsequently measured at FVPL and is not part of a hedging relationship is recognized in profit or loss and presented in the profit or loss statement within “Net trading income” in the period in which it arises, unless it arises from debt instruments that were designated at fair value or which are not held for trading, in which case they are presented separately in “Net investment result”. Interest revenue from these financial assets is included in “Interest revenue from financial instruments measured at FV”.
Business model
The Group determines its business model at the level that best reflects how it manages groups of financial assets to achieve its business objective. The Group’s business model is not assessed on an instrument-by-instrument
basis, but at a higher level of aggregated portfolios and is based on observable factors, such as:

∎	How the performance of the business model and the financial assets held within that business model are evaluated and reported to the Group’s senior management;

∎	The risks that affect the performance of the business model and the financial assets held within it. In particular, the way those risks are managed;

∎	How the Group management is compensated, i.e. whether the compensation is based on the fair value of the assets managed or on the contractual cash flows collected;

∎	The expected frequency, value and timing of sales are also important aspects of the Group’s assessment.

The business model assessment is based on reasonably expected scenarios without taking “worst case” or “stress case” scenarios into account. If cash flows after initial recognition are realized in a way that is different from the Group’s original expectations, the Group does not change the classification of the remaining financial assets held in that business model but incorporates such information when assessing newly originated or newly purchased financial assets going forward.
Sales in themselves do not determine the business model and therefore cannot be considered in isolation. An entity must consider information about sales within the context of the reasons for those sales and the conditions that existed at that time as compared to current conditions.
Solely payment of principal and interest (“SPPI”)
Where the business model is to hold assets to collect contractual cash flows or to collect contractual cash flows and cash flows from the sale of the asset, Aegon assesses whether the financial instruments’ cash flows represent solely payments of principal and interest (the “SPPI test”). In making this assessment, Aegon considers whether the contractual cash flows are consistent with a basic lending arrangement i.e. interest includes only consideration for the time value of money, credit risk, other basic lending risks and a profit margin that is consistent with a basic lending arrangement. Where the contractual terms introduce exposure to risk or volatility that are inconsistent with a basic lending arrangement, the related financial asset is classified and measured at fair value through profit or loss.
Financial assets with embedded derivatives are considered in their entirety when determining whether their cash flows are solely payment of principal and interest. Aegon reclassifies debt investments when and only when its business model for managing those assets changes. The reclassification takes place from the start of the first reporting period following the change. Such changes are expected to be very infrequent and none occurred during the period.
(c) Amortized cost and effective interest rate
The amortized cost of a debt instrument is the amount at which it is measured at initial recognition plus accrued interest minus principal repayments, plus or minus the cumulative amortization of any difference between the book value at initial recognition and the nominal amount and minus any allowance for impairment. The effective interest rate method is a method of calculating the amortized cost and of allocating the interest revenue or expense over the relevant period. The effective interest rate is the rate that exactly discounts estimated future cash payments or receipts through the expected life of the debt instrument, or when appropriate, a shorter period to the net carrying amount of the instrument. When calculating the effective interest rate, all contractual terms are considered. Possible future credit losses are not taken into account. Charges and interest paid or received between parties to the contract that are an integral part of the effective interest rate, transaction costs and all other premiums or discounts are included in the calculation.
For purchased or originated credit-impaired (“POCI”) financial assets – assets that are credit-impaired (see definition in note 4.2.6 Expected credit losses) at initial recognition – Aegon calculates the credit-adjusted effective interest rate, which is calculated based on the amortized cost of the financial asset instead of its gross carrying amount and incorporates the impact of expected credit losses in estimated future cash flows.
For assets determined to be POCI, the general impairment model would not apply. Instead, impairment is determined based on lifetime expected credit loss (ECL) since the losses are reflected in the fair value at initial recognition. No separate loss allowance is recognized.
The effective interest rate for interest recognition throughout the life of the asset is a credit-adjusted effective interest rate (EIR) since lifetime ECL is already reflected in the estimated cash flows when calculating the effective interest rate on initial recognition.
On a regular basis, the Group assesses the estimate of cash flows made at acquisition of the POCI instrument. The assessment is performed by recalculating the gross carrying amount of the asset as the present value of the estimated future cash flows, discounted using the initial credit-adjusted effective interest rate. As a result of this assessment, in an instance where the payments received by the Group exceed or fall short of the initial cash flow estimate booked at acquisition, the gain is recorded directly in the P&L as impairment (losses) / reversals.
(d) Interest revenue
Interest revenue is calculated by applying the effective interest rate to the gross carrying amount of financial assets, except for:

∎	POCI financial assets, for which the original credit-adjusted effective interest rate is applied to the amortized cost of the financial asset.

∎	Financial assets that are not POCI but have subsequently become credit-impaired (or “Stage 3”), for which interest revenue is calculated by applying the effective interest rate to their amortized cost (i.e. net of the expected credit loss provision). For the definition of “Stage 3”, see note 4.2.6 Expected credit losses.
IFRS 9 resulted in changes to IAS 1 for the presentation of Interest revenue for instruments calculated using the effective interest rate method. The revised presentation requires it be shown as a separate line item in the consolidated income statement. Interest revenue calculated using the effective interest rate relates to all financial assets, which are measured at amortized cost or FVOCI. Interest revenue on financial assets and financial liabilities that are measured at fair value through profit or loss are presented as “Interest revenue on financial instruments measured at FVPL”.
The new interest presentation was applied together with the other requirements of IFRS 9.
(e) Modification of financial assets
Aegon sometimes renegotiates or otherwise modifies the contractual cash flows of financial assets. When this happens, Aegon assesses whether or not the new terms are substantially different to the original terms. Aegon does this by considering, among other things, the following qualitative and quantitative factors:

∎	If the borrower is in financial difficulty, whether the modification merely reduces the contractual cash flows to amounts the borrower is expected to be able to pay.

∎	Whether any substantial new terms are introduced, such as a profit share/equity-based return that substantially affects the risk profile of the loan or equity conversion option.

∎	Significant extension of the loan term when the borrower is not in financial difficulty.

∎	Significant change in the interest rate.

∎	Change in the currency the loan is denominated in.

∎	Insertion of collateral, other security or credit enhancements that significantly affect the credit risk associated with the loan.

∎	Change in seniority or subordination.

∎	Any change in SPPI assessment of the asset.

∎	Significant change in the present value of the instrument.
If the terms are substantially different, Aegon derecognizes the original financial asset and recognizes a “new” asset at fair value and recalculates a new effective interest rate for the asset. The date of renegotiation is consequently considered to be the date of initial recognition for impairment calculation purposes, including for the purpose of determining whether a significant increase in credit risk has occurred. However, Aegon also assesses whether the new financial asset recognized is deemed to be credit-impaired at initial recognition, especially in circumstances where the renegotiation was driven by the debtor being unable to make the originally agreed payments. Differences in the carrying amount are also recognized in profit or loss as a gain or loss on derecognition (Results from financial transactions).
If the terms are not substantially different, the renegotiation or modification does not result in derecognition, and Aegon recalculates the gross carrying amount based on the revised cash flows of the financial asset and recognizes a modification gain or loss in profit or loss as result from financial transactions. The new gross carrying amount is recalculated by discounting the modified cash flows at the original effective interest rate (or credit-adjusted effective interest rate for purchased or originated credit-impaired financial assets).
The impact of modifications of financial assets on the expected credit loss calculation is discussed in note 4.2.6 Expected credit losses.
(f) Derecognition other than a modification of financial assets
A financial asset is derecognized when

∎	the contractual rights to the asset’s cash flows expire; and

∎	when Aegon retains the right to receive cash flows from the asset or has an obligation to pay received cash flows in full without delay to a third party; and

∎	either has transferred the asset and substantially all the risks and rewards of ownership, or has neither transferred nor retained all the risks and rewards but has transferred control of the asset.
Financial assets of which Aegon has neither transferred nor retained significantly all the risk and rewards are recognized to the extent of Aegon’s continuing involvement. If significantly all risks are retained, the assets are not derecognized.

On derecognition, the difference between the disposal proceeds and the carrying amount is recognized in the income statement within results from financial transactions.
(g) Derivatives and hedge accounting
Definition of derivatives
Derivatives are financial instruments classified as held for trading assets of which the value changes in response to an underlying variable, which require little or no net initial investment and are settled at a future date.
Measurement of derivatives
Derivatives are initially recognized at fair value on the date on which the derivative contract is entered into and are subsequently remeasured at fair value. All derivatives are carried as assets when fair value is positive and as liabilities when fair value is negative.
Net fair value changes of derivatives are recognized in the income statement as result from financial transactions, unless the derivative has been designated as a hedging instrument in a cash flow hedge or a hedge of a net investment in a foreign operation. Fair value movements of fair value hedge instruments are offset by the fair value movements of the hedged item, and the resulting hedge ineffectiveness, if any, is included in result from financial transactions.
Embedded derivatives and hybrid contracts
Certain derivatives are embedded in hybrid contracts, such as the conversion option in a convertible bond. If the hybrid contract contains a host that is a financial asset, then the Group assesses the entire contract for classification and measurement purposes. Otherwise, the embedded derivatives are treated as separate derivatives when:

∎	Their economic characteristics and risks are not closely related to those of the host contract;

∎	A separate instrument with the same terms would meet the definition of a derivative; and

∎	The hybrid contract is not measured at fair value through profit or loss.
These embedded derivatives are separately accounted for at fair value, with changes in fair value recognized in the income statement as result from financial transactions, unless the Group chooses to designate the hybrid contracts at fair value through profit or loss.
Hedge accounting
The method of recognizing the resulting fair value gain or loss depends on whether the derivative is designated and qualifies as a hedging instrument and if so, the nature of the item being hedged. Aegon designates certain derivatives as either:

∎	Hedges of the fair value of recognized assets or liabilities or firm commitments (fair value hedges);

∎	Hedges of highly probable future cash flows attributable to a recognized asset or liability (cash flow hedges); or

∎	Hedges of a net investment in a foreign operation (net investment hedges).
Aegon documents, at the inception of the hedge, the relationship between hedged items and hedging instruments, as well as its risk management objective and strategy for undertaking various hedge transactions. The Group also documents its assessment, both at hedge inception and on an ongoing basis, of whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items.
Fair value hedge
Changes in the fair value of derivatives that are designated and qualify as fair value hedges are recorded in the income statement, together with changes in the fair value of the hedged assets or liabilities that are attributable to the hedged risk as result from financial transactions.
If the hedge no longer meets the criteria for hedge accounting, the adjustment to the carrying amount of hedged items for which the effective interest method is used is amortized to profit or loss over the period to maturity and recorded as “Interest revenue on financial instruments calculated using the effective interest method”.
Cash flow hedge
The effective portion of changes in the fair value of derivatives that are designated and qualify as cash flow hedges is recognized in OCI. The gain or loss relating to the ineffective portion is recognized immediately in the P&L as result from financial transactions.
Amounts accumulated in equity are recycled to the P&L in the periods when the hedged item affects profit or loss. They are recorded in the income or expense lines in which the revenue or expense associated with the hedged item is reported.

When a hedging instrument expires or is sold, or when a hedge no longer meets the criteria for hedge accounting, any cumulative gain or loss existing in equity at that time remains in equity and is recognized in the periods when the hedged item effects profit or loss. When a forecast transaction is no longer expected to occur (e.g. the recognized hedged assets is disposed of), the cumulative gains or losses previously recognized in OCI is immediately reclassified to the P&L.
Aegon designates and accounts for cash flow hedges when effectiveness requirements are achieved. The following cash flow hedge type relationships are currently utilized by Aegon:

∎	An interest rate swap that converts a floating rate asset to a fixed rate asset (e.g. combining Treasury Inflation Protected Securities asset and inflation swap to synthetically create fixed rate treasury asset).

∎	A cross currency interest rate swap that converts a foreign denominated floating rate asset to a USD fixed rate asset.

∎	A cross currency interest rate swap that converts a foreign denominated fixed rate asset to a USD fixed rate asset.

∎	A forward starting interest rate swap to hedge the forecasted purchases of fixed rate assets.
Net investment hedge
Hedges of net investments in foreign operations are accounted for similarly to cash flow hedges. Any gain or loss on the hedging instrument relating to the effective portion of the hedge is recognized directly in OCI; the gains or losses relating to the ineffective portion is recognized immediately in the P&L. Gains and losses accumulated in equity are included in the P&L when the foreign operation is disposed of as part of the gain or loss of the disposal.
Additional details on derivatives is disclosed in note 20 ‘Derivatives’.
2.14.3 Impairment of financial assets
Aegon assesses on a forward-looking basis the expected credit losses (“ECL”) associated with its debt instrument assets carried at amortized cost and FVOCI. Aegon recognizes a loss allowance for such losses at each reporting date. The measurement of ECL reflects:

∎	An unbiased and probability-weighted amount that is determined by evaluating a range of possible outcomes;

∎	The time value of money; and

∎	Reasonable and supportable information that is available without undue cost or effort at the reporting date about past events, current conditions and forecasts of future economic conditions.
Note 4.2.6 Expected credit losses provides more detail of how the expected credit loss allowance is measured.
2.14.4 Financial liabilities
(a) Classification and subsequent measurement
In both the current and prior period, financial liabilities are classified as subsequently measured at amortized cost, except for:

∎	Financial liabilities measured at fair value through profit or loss: this classification is applied to derivatives, financial liabilities held for trading and other financial liabilities designated as such at initial recognition. This is because these liabilities, as well as the related assets, are managed and their performance evaluated on a fair value basis. Gains or losses on financial liabilities designated at FVPL are presented partially in other comprehensive income (the amount of change in the fair value of the financial liability that is attributable to changes in the credit risk of that liability, which is determined as the amount that is not attributable to changes in market conditions that give rise to market risk) and partially in profit or loss (the remaining amount of change in the fair value of the liability). This is unless such a presentation would create, or enlarge an accounting mismatch, in which case the gains and losses attributable to changes in the credit risk of the liability are also presented in profit or loss;

∎	Financial liabilities arising from the transfer of financial assets which did not qualify for derecognition, whereby a financial liability is recognized for the consideration received for the transfer. In subsequent periods, Aegon recognizes any expense incurred on the financial liability; and

∎	Financial guarantee contracts and loan commitments.
The following sections provide more detail on the most significant classes of financial liabilities held by Aegon, their substance and their accounting treatment.
Trust pass-through securities and (subordinated) borrowings
A financial instrument issued by the Group is classified as a liability if the contractual obligation must be settled in cash or another financial asset or through the exchange of financial assets and liabilities at potentially unfavorable conditions for the Group. Trust pass-through securities and (subordinated) borrowings are initially recognized at their fair value including directly attributable transaction costs and are subsequently carried at amortized cost using the effective interest rate method, with the exception of specific borrowings that are designated as fair value through profit or loss to eliminate, or significantly reduce, an accounting mismatch, or specific borrowings which are carried at fair value through profit or loss as they are managed and evaluated on a fair value basis.
Interest expense on trust pass-through securities and other borrowings carried at amortized cost is recognized in profit or loss as “interest charges” using the effective interest method.
The liability is derecognized when the Group’s obligation under the contract expires, is discharged or is cancelled. Subordinated borrowings include the liability component of non-cumulative
subordinated notes. These notes are identified as a compound instrument due to the nature of this financial instrument. Compound instruments are separated into equity components and liability components. The liability component for the non-cumulative
subordinated notes is related to the redemption amount.
Investment contracts without discretionary participation features
Investment contracts without discretionary participation features are financial liabilities carried at amortized cost or designated at fair value through profit or loss. For more information on the accounting treatment of these contracts, see note 2.13 Investment contracts.
Savings deposits
Savings deposits are stated at amortized cost (net of accrued interest). Accrued interest is recognized in the consolidated statement of financial position under “other liabilities and accruals”. Interest expenses of savings deposits are presented in the statement of comprehensive income as “interest expense” under other net investment result. The balances are largely repayable on demand. The initial valuation of this item reasonably approximates fair value.
Derivatives
To the extent that derivatives have a negative fair value at the end of the reporting period these are classified as financial liabilities at fair value through profit or loss. Interest incomes and expenses of derivatives are presented in the statement of comprehensive income as “interest expense” or “Interest revenue on financial instruments measured at FVPL”.
Financial guarantee contracts and loan commitments
Financial guarantee contracts are contracts that require the issuer to make specified payments to reimburse the holder for a loss it incurs because a specified debtor fails to make payments when due, in accordance with the terms of a debt instrument. Such financial guarantees are given to banks, financial institutions and others on behalf of customers to secure loans, overdrafts and other banking facilities.
Financial guarantee contracts are initially measured at fair value and subsequently measured at the higher of:

∎	The amount of the loss allowance (calculated as described in note 4.2.6); and

∎	The premium received on initial recognition less income recognized in accordance with the principles of IFRS 15.
Loan commitments provided by Aegon are measured as the amount of the loss allowance (calculated as described in note 4.2.6 Expected credit losses). Aegon has not provided any commitment to provide loans at a below-market interest rate, or that can be settled net in cash or by delivering or issuing another financial instrument.
For loan commitments and financial guarantee contracts, the loss allowance is recognized as a provision. However, for contracts that include both a loan and an undrawn commitment and Aegon cannot separately identify the expected credit losses on the undrawn commitment component from those on the loan component, the expected credit losses on the undrawn commitment are recognized together with the loss allowance for the loan. To the extent that the combined expected credit losses exceed the gross carrying amount of the loan, the expected credit losses are recognized as a provision.
(b) Derecognition
Financial liabilities are derecognized when they are extinguished (i.e. when the obligation specified in the contract is discharged, cancelled or expires).
The exchange between Aegon and its original lenders of debt instruments with substantially different terms, as well as substantial modifications of the terms of existing financial liabilities, are accounted for as an extinguishment of the original financial liability and the recognition of a new financial liability. The terms are substantially different if the discounted present value of the cash flows under the new terms, including any fees paid net of any fees received and discounted using the original effective interest rate, is at least 10% different from the discounted present value of the remaining cash flows of the original financial liability. In addition, other qualitative factors, such as the cu rrency
that the instrument is denominated in, changes in the type of interest rate, new conversion features attached to the instrument and change in covenants are also taken into consideration. If an exchange of debt instruments or modification of terms is accounted for as an extinguishment, any costs or fees incurred are recognized as part of the gain or loss on the extinguishment. If the exchange or modification is not accounted for as an extinguishment, any costs or fees incurred adjust the carrying amount of the liability and are amortized over the remaining term of the modified liability.
2.15 Fee and commission income
Fees and commissions from investment management services and mutual funds are performed on an ongoing basis evenly throughout the year and are accounted for monthly (1/12 of the contractual agreement). Performance fees may be charged to policyholders in the event of outperformance in the investments compared to predefined benchmark levels. They are accounted for only when specified hurdles for generating performance fees are achieved i.e. when the full performance obligation is met.
Aegon acts also as an insurance broker selling insurance contracts of other insurance companies to policyholders and receiving direct sales commission as well as commissions over time when the same policyholders renew their contracts. These commissions are recognized only when received as policyholders’ renewals are not certain enough to be recorded upfront.
2.16 Intangible assets
The Group does not recognize as intangible assets those costs that are directly incurred in fulfilling the insurance contracts and they comprise (both direct costs and an allocation of fixed and variable overheads).
(a) Goodwill
Goodwill is recognized as an intangible asset for interests in subsidiaries and is measured as the positive difference between the acquisition cost and the Group’s interest in the net fair value of the entity’s identifiable assets, liabilities and contingent liabilities. Subsequently, goodwill is carried at cost less accumulated impairment charges. It is derecognized when the interest in the subsidiary is disposed.
(b) Future servicing rights
On the acquisition of a portfolio of investment contracts without discretionary participation features under which Aegon will render investment management services, the present value of future servicing rights is recognized as an intangible asset. Future servicing rights can also be recognized on the sale of a loan portfolio or the acquisition of insurance agency activities.
The present value of the future servicing rights is amortized over the servicing period and is subject to impairment testing. It is derecognized when the related contracts are settled or disposed.
Where applicable, Aegon recognizes other intangibles on the acquisition of a business combination such as those related to customer relationships. This can include customer contracts, distribution agreements and client portfolios. For these intangibles the present value of future cash flows are recognized and amortized in the period when future economic benefits arise from these intangibles. These intangible assets are also presented under future servicing rights.
(c) Software and other intangible assets
Software and other intangible assets are recognized to the extent that the assets can be identified, are controlled by the Group, are expected to provide future economic benefits and can be measured reliably. The Group does not recognize internally generated intangible assets arising from research or internally generated goodwill, brands, customer lists and similar items.
Software and other intangible assets are carried at cost less accumulated depreciation and impairment losses. Depreciation of the asset is over its useful life as the future economic benefits emerge and is recognized in the income statement as an expense. The depreciation period and pattern are reviewed at each reporting date, with any changes recognized in the income statement.
An intangible asset is derecognized when it is disposed of or when no future economic benefits are expected from its use or disposal.

2.17 Investment properties
Investments in real estate include property held to earn rentals or for capital appreciation, or both. Investments in real estate are presented as “Investments”. Property that is occupied by the Group and that is not intended to be sold in the near future is classified as real estate held for own use and is presented in “Other assets and receivables”.
All property is initially recognized at cost. Such cost includes the cost of replacing part of the real estate and borrowing cost for long-term construction projects if recognition criteria are met. Subsequently, investments in real estate are measured at fair value with the changes in fair value recognized in the income statement. Real estate held for own use is carried at its revalued amount, which is the fair value at the date of revaluation less subsequent accumulated depreciation and impairment losses. Depreciation is calculated on a straight line basis over the useful life of a building. Land is not depreciated. Revaluation of real estate for own use is recognized in other comprehensive income and accumulated in revaluation reserve in equity. On revaluation the accumulated depreciation is eliminated against the gross carrying amount of the asset and the net amount is restated to the revalued amount.
On disposal of an asset, the difference between the net proceeds received and the carrying amount is recognized in the income statement. Any remaining surplus attributable to real estate in own use in the revaluation reserve is transferred to retained earnings.
2.18 Investments in joint arrangements
In general, joint arrangements are contractual agreements whereby the Group undertakes, with other parties, an economic activity that is subject to joint control. Joint control exists when it is contractually agreed to share control over an economic activity. Joint control exists only when decisions about the relevant activities require the unanimous consent of the parties sharing control.
Investments in joint arrangements are classified as either joint operations or joint ventures depending on the contractual rights and obligations each investor has rather than the legal structure of the joint arrangement. Aegon has assessed the nature of its joint arrangements and determined them to be joint ventures. Joint ventures are accounted for using the equity method.
Under the equity method of accounting, interests in joint ventures are initially recognized at cost, which includes positive goodwill arising on acquisition. Negative goodwill is recognized in the income statement on the acquisition date. If joint ventures are obtained in successive share purchases, each significant transaction is accounted for separately.
The carrying amount is subsequently adjusted to reflect the change in the Group’s share in the net assets of the joint venture and is subject to impairment testing. The net assets are determined based on the Group’s accounting policies. Any gains and losses recorded in other comprehensive income by the joint venture are recognized in other comprehensive income and reflected in other reserves in shareholders’ equity, while the share in the joint ventures net result is recognized as a separate line item in the consolidated income statement. The Group’s share in losses is recognized until the investment in the joint ventures’ equity and any other long-term interest that are part of the net investment are reduced to nil, unless guarantees exist.
Gains and losses on transactions between the Group and the joint ventures are eliminated to the extent of the Group’s interest in the entity, with the exception of losses that are evidence of impairment which are recognized immediately. Own equity instruments of Aegon Ltd. that are held by the joint venture are not eliminated.
On disposal of an interest in a joint venture, the difference between the net proceeds and the carrying amount is recognized in the income statement and gains and losses previously recorded directly in the revaluation reserve are reversed and recorded through the income statement.
The Group’s interests in some joint arrangements are underlying items of participating contracts. The Group has elected to measure these investments at FVPL because it manages them on a fair value basis.
2.19 Investments in associates
The Group’s interests in some associates are underlying items of participating contracts. The Group has elected to measure these investments at FVPL because it manages them on a fair value basis.
Entities over which the Group has significant influence through power to participate in financial and operating policy decisions, but which do not meet the definition of a subsidiary, are accounted for using the equity method. Interests held by venture capital entities, mutual funds and investm
ent fun
ds that qualify as an associate are accounted for as an investment held at fair value through profit or loss. Interests held by the Group in venture capital entities, mutual funds and investment funds that are managed on a fair value basis, are also accounted for as investments held at fair value through profit or loss.
2.20 Deferred expenses
Deferred transaction costs
Deferred transaction costs relate to investment contracts without discretionary participation features under which Aegon will render investment management services. Incremental costs that are directly attributable to securing these investment management contracts are recognized as an asset if they can be identified separately and measured reliably and if it is probable that they will be recovered.
For contracts involving both the origination of a financial liability and the provision of investment management services, only the transaction costs allocated to the servicing component are deferred. The other transaction costs are included in the carrying amount of the financial liability.
The deferred transaction costs are amortized in line with fee income, unless there is evidence that another method better represents the provision of services under the contract. The amortization is recognized in the income statement. Deferred transaction costs are subject to impairment testing at least annually.
Deferred transaction costs are derecognized when the related contracts are settled or disposed.
2.21 Other assets and receivables
Other assets include trade and other receivables, prepaid expenses, equipment and real estate held for own use. Trade and other receivables are initially recognized at fair value and are subsequently measured at amortized cost. Equipment is initially carried at cost, depreciated on a straight line basis over its useful life to its residual value and is subject to impairment testing.
2.22 Cash and cash equivalents
Cash comprises cash at banks and
in-hand.
Cash equivalents are short-term, highly liquid investments generally with original maturities of three months or less that are readily convertible to known cash amounts, are subject to insignificant risks of changes in value and are held for the purpose of meeting short-term cash requirements. Money market investments that are held for investment purposes (backing insurance liabilities, investment liabilities or equity based on asset liability management considerations) are not included in cash and cash equivalents but are presented as investments or investments for account of policyholders.
2.23 Impairment of assets
An asset is impaired if the carrying amount exceeds the amount that would be recovered through its use or sale. For tangible and intangible assets, if not held at fair value through profit or loss, the recoverable amount of the asset is estimated when there are indications that the asset may be impaired.
Assets are tested individually for impairment when there are indications that the asset may be impaired. For goodwill and intangible assets with an undefined life, an impairment test is performed at least once a year or more frequently as a result of an event or change in circumstances that would indicate an impairment charge may be necessary. The impairment loss is calculated as the difference between the carrying and the recoverable amount of the asset, which is the higher of an asset’s value in use and its fair value less cost of disposal. The value in use represents the discounted future net cash flows from the continuing use and ultimate disposal of the asset and reflects its known inherent risks and uncertainties. The valuation utilizes the best available information, including assumptions and projections considered reasonable and supportable by management. The assumptions used in the valuation involve significant judgments and estimates. See note 24 Intangible assets for more details.
2.24 Equity
Financial instruments that are issued by the Group are classified as equity if they represent a residual interest in the assets of the Group after deducting all of its liabilities and the Group has an unconditional right to avoid delivering cash or another financial asset to settle its contractual obligation. In addition to common shares, the Group has issued perpetual securities. Perpetual securities have no final maturity date, repayment is at the discretion of Aegon and for junior perpetual capital securities, Aegon has the option to defer coupon payments at its discretion. The perpetual capital securities are classified as equity rather than debt, are measured at par and those that are denominated in US dollars are translated into euro using historical exchange rates. Treasury shares are deducted from Group equity.
Non-cumulative
subordinated notes were identified as a compound instrument due to the nature of this financial instrument. For these non-cumulative
subordinated notes, Aegon had an unconditional right to avoid delivering cash or another financial asset to settle the coupon payments. The redemption of the principal was however not at the discretion of Aegon and therefore Aegon had a contractual obligation to settle the redemption in cash or another financial asset or through the exchange of financial assets and liabilities at potentially unfavorable conditions for Aegon. Compound instruments were separated into liability components and equity components. The liability component for the non-cumulative
subordinated notes was equal to the present value of the redemption amount and carried at amortized cost using the effective interest rate method. The unwinding of the discount of this component was recognized in the income statement. At initial recognition the equity component was assigned the residual amount after deducting the liability component from the fair value of the instrument as a whole. The equity component in US dollars was translated into euro using historical exchange rates. Incremental external costs that are directly attributable to the issuing or buying back of own equity instruments are recognized in equity, net of tax. For compound instruments incremental external costs that were directly attributable to the issuing or buying back of the compound instruments were recognized proportionate to the equity component and liability component, net of tax. The Group recognizes the income tax consequences of dividends in profit or loss, other comprehensive income or equity according to where it originally recognized the past transactions or events that generated the distributable profits. A liability for non-cumulative
dividends payable is not recognized until the dividends have been declared and approved.
When the Group reacquires its own equity instrument and includes the share as an underlying item of direct participating contracts, the Group may elect not to deduct the reacquired instrument from equity and instead account for the reacquired instrument as if it were a financial asset and measure it at FVPL. This election is irrevocable and is made on an instrument-by-instrument
basis.
2.25 Trust pass-through securities and (subordinated) borrowings
A financial instrument issued by the Group is classified as a liability if the contractual obligation must be settled in cash or another financial asset or through the exchange of financial assets and liabilities at potentially unfavorable conditions for the Group.
Trust pass-through securities and (subordinated) borrowings are initially recognized at their fair value including directly attributable transaction costs and are subsequently carried at amortized cost using the effective interest rate method, with the exception of specific borrowings that are designated at fair value through profit or loss to eliminate, or significantly reduce, an accounting mismatch, or specific borrowings which are carried at fair value through profit or loss as they are managed and evaluated on a fair value basis. The liability is derecognized when the Group’s obligation under the contract expires, is discharged, or is cancelled.
Subordinated borrowings include the liability component of
non-cumulative
subordinated notes. These notes are identified as a compound instrument due to the nature of this financial instrument. Compound instruments are separated into equity components and liability components. The liability component for the non-cumulative
subordinated notes is related to the redemption amount. For further information on the accounting policy of the non-cumulative
subordinated notes, see note 2.24 Equity.
2.26 Provisions
A provision is recognized for present legal or constructive obligations arising from past events, when it is probable that it will result in an outflow of economic benefits and the amount can be reliably estimated. Management exercises judgment in evaluating the probability that a loss will be incurred.
The amount recognized as a provision is the best estimate of the expenditure required to settle the present obligation at the reporting date, considering all its inherent risks and uncertainties, as well as the time value of money. The estimate of the amount of a loss requires management judgment in the selection of a proper calculation model and the specific assumptions related to the particular exposure. The unwinding of the effect of discounting is recorded in the income statement as an interest expense.

2.27 Assets and liabilities relating to employee benefits
(a) Short-term employee benefits
A liability is recognized for the undiscounted amount of short-term employee benefits expected to be settled within one year after the end of the period in which the service was rendered. Accumulating short-term absences are recognized over the period in which the service is provided. Benefits that are not service-related are recognized when the event that gives rise to the obligation occurs.
(b) Post-employment benefits
The Group has issued defined contribution plans and defined benefit plans. A plan is classified as a defined contribution plan when the Group has no further obligation than the payment of a fixed contribution. All other plans are classified as defined benefit plans.
Defined contribution plans
The contribution payable to a defined contribution plan for services provided is recognized as an expense in the income statement. An asset is recognized to the extent that the contribution paid exceeds the amount due for services provided.
Defined benefit plans
Measurement
The defined benefit obligation is based on the terms and conditions of the plan applicable on the reporting date. In measuring the defined benefit obligation the Group uses the projected unit credit method and actuarial assumptions that represent the management’s best estimates. The benefits are discounted using an interest rate based on the market yield for high-quality corporate bonds that are denominated in the currency in which the benefits will be paid and that have terms to maturity that approximate the terms of the related pension liability. Actuarial assumptions used in the measurement of the liability include the discount rate, estimated future salary increases, mortality rates and price inflation. To the extent that actual experience deviates from these assumptions, the valuation of defined benefit plans and the level of pension expenses recognized in the future may be affected. Plan improvements (either vested or unvested) are recognized in the income statement at the date when the plan improvement occurs.
Plan assets are qualifying insurance policies and assets held by long-term employee benefit funds that can only be used to pay the employee benefits under the plan and are not available to the Group’s creditors. They are measured at fair value and are deducted from the defined benefit obligation in determining the amount recognized on the statement of financial position. For reimbursements by associated third parties of some or all of the expenditure required to settle a defined benefit obligation, a reimbursement asset is recognized on the basis of the present value of the related obligation, subject to any reduction required if the reimbursement is not recoverable in full.
Profit or loss recognition
The cost of the defined benefit plans are determined at the beginning of the year and comprise the following components:

∎	Current year service cost which is recognized in profit or loss; and

∎	Net interest on the net defined benefit liability (asset) which is recognized in profit or loss.
Remeasurements of the net defined benefit liability (asset) which is recognized in other comprehensive income are revisited quarterly and are not allowed to be reclassified to profit or loss in a subsequent period.
Deducted from current year service cost are discretionary employee contributions and employee contributions that are linked to service (those which are independent of the number of years of service). Net interest on the net defined benefit liability (asset) is determined by multiplying the net defined benefit liability (asset) by the applicable discount rate. Net interest on the net defined benefit liability (asset) comprises interest income on plan assets and interest cost on the defined benefit obligation. Whereby interest income on plan assets is a component of the return on plan assets and is determined by multiplying the fair value of the plan assets by the applicable discount rate. The difference between the interest income on plan assets and the actual return on plan assets is included in the remeasurement of the net defined benefit liability (asset). Any movements during the period related to reimbursement assets, will be partly recognized in the income statement (interest cost on the reimbursement right) and partly through other comprehensive income for the difference between the actual return and the interest cost.

(c) Share-based payments
The Group has issued share-based plans that entitle selected employees to receive Aegon Ltd. common shares, subject to pre-defined
conditions such as the grant price of the shares and (business and personal) performance criteria. The number of shares that will vest may partly depend on Aegon’s relative total shareholder return in comparison with a peer group.
The expenses recognized for these plans are based on the fair value on the grant date of the shares. The fair value is measured at the market price of Aegon Ltd. common shares, adjusted to take into account the non-vesting
and market conditions upon which the shares were granted. For example, where the employee is not entitled to receive dividends during the vesting period, this factor is taken into account when estimating the fair value of the shares granted. For the determination of factors such as expected dividends, market observable data has been considered. In addition, where the relative total shareholder return is included in the performance criteria, this factor represents a market condition and hence is taken into account when estimating the fair value of the shares granted.
The cost for long-term incentive plans are recognized in the income statement, together with a corresponding increase in shareholders’ equity, as the services are rendered. During this period the cumulative expense recognized at the reporting date reflects management’s best estimate of the number of shares expected to vest ultimately.
The withholding of shares to fund the payment to the tax authorities in respect of the employee’s withholding tax obligation associated with the share-based payment is accounted for as a deduction from equity for the shares withheld, except to the extent that the payment exceeds the fair value at the net settlement date of the equity instruments withheld.
2.28 Deferred gains
Initial fees and
front-end
loadings paid by policyholders and other clients for future investment management services related to investment contracts without discretionary participation features are deferred and recognized as revenue when the related services are rendered.
2.29 Taxation
The income tax charge on the result for the year comprises current and deferred tax. Current tax is calculated taking into account items that are non-taxable
or disallowed, using rates that have been enacted or substantively enacted by the reporting date and any adjustments to tax payable relating to previous years.
Current tax receivables and payables for current and prior periods reflect the best estimate of the tax amount expected to be paid or received and includes provisions for uncertain income tax positions, if any.
Deferred tax assets and liabilities are recognized, using the liability method, for temporary differences arising between the carrying value and tax value of an item on the balance sheet and for unused tax losses and credits carried forward. Deferred tax assets and liabilities are measured using tax rates applicable that have been enacted or substantively enacted at the balance sheet date and are expected to apply when the deferred tax asset is realized, or the deferred tax liability is settled.
Deferred tax assets are recognized for deductible temporary differences and unused tax losses and credits carried forward to the extent that the realization of the related tax benefit through future taxable profits is probable. The recognition of the deferred tax assets is based on Aegon’s mid-term
projections including sensitivities and tax planning and is reassessed periodically. Deferred tax liabilities relating to investments in subsidiaries, associates and joint ventures are not recognized if the Group is able to control the timing of the reversal of the temporary difference and it is probable that the difference will not be reversed in the foreseeable future.
Tax assets and liabilities are presented separately in the consolidated balance sheet except where there is a legally enforceable right to offset the tax assets against tax liabilities within the same tax jurisdiction and the intention to settle such balances on a net basis.
Tax assets and liabilities are recognized in relation to the underlying transaction either in profit and loss, other comprehensive income or directly in equity.
2.30 Contingent assets and liabilities
Contingent assets are disclosed in the notes if the inflow of economic benefits is probable, but not virtually certain. When the inflow of economic benefits becomes virtually certain, the asset is no longer contingent and its recognition is appropriate.

A provision is recognized for present legal or constructive obligations arising from past events, when it is probable that it will result in an outflow of economic benefits and the amount can be reliab
ly e
stim
ated. If the outflow of economic benefits is not probable, a contingent liability is disclosed, unless the possibility of an outflow of economic benefits is remote.
2.31 Leases
As a lessee
The Group recognizes a
right-of-use
asset and a lease liability at the lease commencement date. The right-of-use
asset is initially measured at cost, which comprises the initial amount of the lease liability adjusted for any lease payments made at or before the commencement date, plus any initial direct costs incurred and an estimate of costs to dismantle and remove the underlying asset or to restore the underlying asset or the site on which it is located, less any lease incentives received. The right-of-use
asset is subsequently depreciated using the straight-line method from the commencement date to the earlier of the end of the useful life of the right-of-use
asset or the end of the lease term. The estimated useful lives of right-of-use
assets are determined on the same basis as those of real estate and equipment. In addition, the right-of-use
asset is periodically reduced by impairment losses (using the same rate to measure the lease liability), if any, and adjusted for certain remeasurements of the lease liability.
The lease liability is initially measured at the present value of the lease payments that are not paid at the commencement date, discounted using the interest rate implicit in the lease or, if that rate cannot be readily determined, the Group’s incremental borrowing rate. Generally, the Group uses its incremental borrowing rate as the discount rate. The lease liability is measured at amortized cost using the effective interest method. It is remeasured when there is a change in future lease payments arising from a change in an index or rate, if there is a change in the Group’s estimate of the amount expected to be payable under a residual value guarantee, or if the Group changes its assessment of whether it will exercise a purchase, extension or termination option. The Group presents right-of-use
assets that do not meet the definition of investment property in “Other assets and receivables” and lease liabilities in “Other liabilities” in the statement of financial position.
Short-term leases and leases of
low-value
assets The Group has elected not to recognize
right-of-use
assets and lease liabilities for short-term leases that have a lease term of 12 months or less and leases of low-value
assets, including small office equipment. The Group recognizes the lease payments associated with these leases as an expense on a straight-line basis over the lease term.
As a lessor
Where the Group is the lessor under an operating lease, the assets subject to the operating lease arrangement are presented in the statement of financial position according to the nature of the asset. Income from these leases is recognized in the income statement on a straight line basis over the lease term, unless another systematic basis is more representative of the time pattern in which use benefit derived from the leased asset is diminished.
2.32 Other operating expenses
With the exception of expenses made to acquire insurance contracts and investment contracts with discretionary participating features, all expenses are incurred as the related activities are performed.
2.33 Events after the reporting period
The financial statements are adjusted to reflect events that occurred between the reporting date and the date when the financial statements are authorized for issue, provided they give evidence of conditions that existed at the reporting date.
Events that are indicative of conditions that arose after the reporting date are disclosed, but do not result in an adjustment of the financial statements themselves.

Aegon N.V [member]
Statement [LineItems]
Material accounting policy information
2 Material accounting policies information
The financial statements have been prepared in accordance with accounting principles in the Netherlands as embodied in Part 9 of Book 2 of the Dutch Civil Code. In accordance with 2:362 (8) of the Dutch Civil Code, the Company’s financial statements are prepared based on the accounting principles of recognition, measurement and determination of profit, as applied in the consolidated financial statements. These principles also include the classification and presentation of financial instruments, being equity instruments or financial liabilities.
The group companies are stated at their net asset value, determined on the basis of the consolidated accounting policies as applied in the consolidated financial statements of the Group. For details on the accounting policies applied for the group companies, see the consolidated financial statements.
Legal reserves in respect of group companies include net increases in net asset value of subsidiaries and associates since their first inclusion, less any amounts that can be distributed without legal restrictions.
A reference is made to note 2 Material accounting policies information of the consolidated financial statements for the description of the accounting policies applied.
Impact of the implementation of the new accounting policies effective in 2023 is provided in the following tables, including the references to the notes that are impact by the implementation of the accounting policies.

Impact of changes in accounting policies on the income statement	Note	December 31, 2022 (as previously reported) 1)	Impact of the change in account- ing policies (IFRS 9 and 17)	December 31, 2022 (restated)

Net result group companies	8	(1,275)	864	(411)

Impact on net result		(1,433)	864	(569)

1	As reported in Aegon’s 2022 Integrated Annual Report dated March 15, 2023.

Impact of changes in accounting policies on the statement of changes in equity	Note	December 31, 2022 (as previously reported) 1)	Impact of the change in account- ing policies (IFRS 9 and 17)	December 31, 2022 (restated)

Share capital	13	319	-	319

Share premium	14	6,853	-	6,853

Revaluation account	14	(4,465)	(85)	(4,551)

Legal reserves – foreign currency translation reserve	14	1,008	(272)	736

Legal reserves in respect of group companies	14	2,439	382	2,821

Retained earnings, including treasury shares	14	8,916	(4,145)	4,771

Remeasurement of defined benefit plans of group companies	14	(1,565)	-	(1,565)

Net result	14	(1,433)	864	(569)

Shareholders’ equity		12,071	(3,256)	8,815

1	As reported in Aegon’s 2022 Integrated Annual Report dated March 15, 2023.

Impact of changes in accounting policies on the statement of financial position	Note	December 31, 2022 (as previously reported) 1)	Impact of the change in account- ing policies (IFRS 9 and 17)	December 31, 2022 (restated)

Assets

Shares in group companies	8	13,594	(3,256)	10,338

Equity and liabilities

Shareholders’ equity	14	12,071	(3,256)	8,815

1	As reported in Aegon’s 2022 Integrated Annual Report dated March 15, 2023.